                                                      REGISTRATION NOS. 33-20453

                                                                        811-5166
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        PRE-EFFECTIVE AMENDMENT NO.

                     POST-EFFECTIVE AMENDMENT NO. 20   [X]


                             REGISTRATION STATEMENT
                                   UNDER THE
                      INVESTMENT COMPANY ACT OF 1940   [X]


                                AMENDMENT NO. 20

                       (CHECK APPROPRIATE BOX OR BOXES.)

                            ------------------------

                        MONY AMERICA VARIABLE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                          MONY LIFE INSURANCE COMPANY
                                   OF AMERICA
                              (NAME OF DEPOSITOR)

                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 708-2000

                                 EDWARD P. BANK
                   VICE PRESIDENT AND DEPUTY GENERAL COUNSEL
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that this filing will become effective on May 1, 1998 pursuant to paragraph (a) of Rule 485.



     The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice will be filed on or before March 30, 1998.


================================================================================

                             CROSS REFERENCE SHEET

                             (REQUIRED BY RULE 495)

                                     PART A


ITEM NO.                                                                  LOCATION
--------                                                     -----------------------------------
    1.     Cover Page......................................  Cover Page
    2.     Definitions.....................................  Definitions
    3.     Synopsis........................................  Synopsis
    4.     Condensed Financial Information.................  Condensed Financial Information
    5.     General Description of Registrant, Depositor,
           and Portfolio Companies.........................  MONY Life Insurance Company of
                                                             America; MONY America Variable
                                                             Account A; The Funds; Charges and
                                                             Deductions
    6.     Deductions and Expenses.........................  Charges and Deductions
    7.     General Description of Variable Annuity
           Contracts.......................................  Payment and Allocation of Premiums;
                                                             Other Provisions
    8.     Annuity Period..................................  Annuity Provisions
    9.     Death Benefit...................................  Death Benefit; Annuity Provisions
   10.     Purchases and Contract Value....................  Payment and Allocation of Premiums
   11.     Redemptions.....................................  Surrenders
   12.     Taxes...........................................  Federal Tax Status
   13.     Legal Proceedings...............................  Legal Proceedings
   14.     Table of Contents of Statement of Additional
           Information.....................................  Table of Contents of Statement of
                                                             Additional Information
                                             PART B
   15.     Cover Page......................................  Cover Page
   16.     Table of Contents...............................  Table of Contents
   17.     General Information and History.................  MONY Life Insurance Company of
                                                             America
   18.     Services........................................  Not Applicable
   19.     Purchases of Securities Being Offered...........  Not Applicable
   20.     Underwriters....................................  Prospectus -- MONY Life Insurance
                                                             Company of America
   21.     Calculation of Performance Data.................  Performance Data
   22.     Annuity Payments................................  Not Applicable
   23.     Financial Statements............................  Financial Statements

                                             PART C

          Information related to the following Items is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.
   24.     Financial Statements and Exhibits
   25.     Directors and Officers of the Depositor
   26.     Persons Controlled by or Under Common Control with the Depositor or Registrant
   27.     Number of Contractowners
   28.     Indemnification
   29.     Principal Underwriters
   30.     Location of Accounts and Records
   31.     Management Services
   32.     Undertakings

PROSPECTUS


                               DATED MAY 1, 1998


             INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY

                        MONY AMERICA VARIABLE ACCOUNT A
                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation of cash value on a variable basis and payment of annuity benefits. The Contracts are designed for use by individuals in retirement plans that may or may not qualify for special federal income tax treatment. The types of pension plans that may purchase the Contracts are retirement plans which receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code. (See "Definitions -- Qualified Plans" at page 2.)


     At the election of the Contractholder, purchase payments for the Contracts will be allocated to either (i) a segregated investment account of MONY Life Insurance Company of America (the "Company"), which account has been designated MONY America Variable Account A (the "Variable Account"), or (ii) the Guaranteed Interest Account, which is a part of the Company's General Account or to both as the Contractholder may determine. The Variable Account invests in shares of MONY Series Fund, Inc. and Enterprise Accumulation Trust at their net asset value. (See "The Funds" at page 10.) Upon the issuance of the Contract, purchase payments for the Contracts will be allocated to the Money Market Subaccount of the Variable Account and will be held there pending expiration of the Free Look Period. After expiration of the Free Look Period, the Cash Value of the Contract will automatically be transferred to one or more of the Subaccounts of the Variable Account in accordance with the instructions of the Contractholder. (See "PAYMENT AND ALLOCATION OF PREMIUMS" at page 13.) Contractholders bear the complete investment risk for all amounts allocated to the Variable Account. This Prospectus generally describes only the variable features of the Contract. (For a summary of the Guaranteed Interest Account, see "Guaranteed Interest Account" at page 12.) This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.



     A Statement of Additional Information dated May 1, 1998, incorporated herein by reference, and containing additional information about the Contracts, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from the Company without charge upon written request to the address shown on the request form on page 34 of this Prospectus or by telephoning 1-800-487-6669. The Table of Contents of the Statement of Additional Information can be found on page of this Prospectus.


     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

     In pursuing its investment objective, the High-Yield Bond Subaccount purchases shares of the High Yield Bond Portfolio which may invest significantly in lower rated bonds, commonly referred to as "Junk Bonds." Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Investment in these types of securities have special risks and therefore, may not be suitable for all investors. Investors should carefully assess the risks associated with allocating purchase payments to this subaccount.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
   PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS
         FOR MONY SERIES FUND, INC. AND ENTERPRISE ACCUMULATION TRUST.


                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Definitions...........................................................................    1
Synopsis..............................................................................    3
Condensed Financial Information.......................................................    8
The Company and the Variable Account..................................................    9
  MONY Life Insurance Company of America..............................................    9
  MONY America Variable Account A.....................................................    9
  The Funds...........................................................................   10
Guaranteed Interest Account...........................................................   12
Payment and Allocation of Premiums....................................................   12
  Issuance of the Contract............................................................   12
  Free Look Privilege.................................................................   13
  Allocation of Premiums and Cash Value...............................................   14
  Termination of the Contract.........................................................   17
Surrenders............................................................................   17
Death Benefit.........................................................................   18
  Death Benefit Provided by the Contract..............................................   18
  Election and Effective Date of Election.............................................   18
  Payment of Death Benefit............................................................   19
Charges and Deductions................................................................   19
  Deductions from Payments............................................................   19
  Charges Against Cash Value..........................................................   19
  Mortality and Expense Risk Charge...................................................   22
  Taxes...............................................................................   22
  Investment Advisory Fee.............................................................   22
Annuity Provisions....................................................................   23
  Annuity Commencement Date...........................................................   23
  Election and Change of Settlement Option............................................   23
  Settlement Options..................................................................   24
  Frequency of Annuity Payments.......................................................   24
  Additional Provisions...............................................................   25
Other Provisions......................................................................   25
  Ownership...........................................................................   25
  Provision Required by Section 72(s) of the Code.....................................   25
  Provision Required by Section 401(a)(9) of the Code.................................   26
  Contingent Annuitant................................................................   26
  Assignment..........................................................................   27
  Change of Beneficiary...............................................................   27
  Substitution of Securities..........................................................   27
  Modification of the Contracts.......................................................   27
  Change in Operation of Variable Accounts............................................   28
Voting Rights.........................................................................   28
Distribution of the Contracts.........................................................   29

                                                                                        PAGE
                                                                                        ----
Federal Tax Status....................................................................   29
  Introduction........................................................................   29
  Tax Treatment of the Company........................................................   29
  Taxation of Annuities in General....................................................   29
  Annuity Contracts Governed by Section 403(b) of the Code............................   30
  Retirement Plans....................................................................   31
Special Exchange Offer................................................................   31
Performance Data......................................................................   31
Additional Information................................................................   32
Legal Proceedings.....................................................................   32
Financial Statements..................................................................   33
Table of Contents of Statement of Additional Information..............................   34
Calculation of Surrender Charge.......................................................  A-1

                                  DEFINITIONS

     ANNUITANT -- The person upon whose continuation of life any annuity payment depends.

     ANNUITY COMMENCEMENT DATE -- The date on which annuity payments are to commence.

     BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Contingent Annuitant.

     CASH VALUE -- The dollar value as of any Valuation Date of all amounts accumulated under the Contract.

     COMPANY -- MONY Life Insurance Company of America.

     CONTINGENT ANNUITANT -- The party designated by the Contractholder to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

     CONTRACT -- The Flexible Payment Variable Annuity Contract offered by the Company and described in this Prospectus.

     CONTRACT ANNIVERSARY -- An anniversary of the Contract Date of the
Contract.

     CONTRACTHOLDER -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contractholder. A collateral assignee is not the Contractholder.

     CONTRACT DATE -- The date shown as the Contract Date in the Contract.

     CONTRACT YEAR -- Any period of twelve (12) months commencing with the Contract Date and each Contract Anniversary thereafter.

     THE ENTERPRISE ACCUMULATION TRUST -- The Enterprise Accumulation Trust, a Massachusetts business trust, formerly the Quest for Value Accumulation Trust, a Massachusetts business trust.

     FREE LOOK PERIOD -- A period which follows the application for the Contract and its issuance to the Contractholder. The period runs to the date which is 10 days (or longer in certain states) after the Contractholder receives the Contract. (The Free Look Period is referred to in the Contract as the "Right to Return Contract" period.) During the Free Look Period, the Contractholder may cancel the Contract and receive a refund.

     FUNDS -- MONY Series Fund, Inc. and The Enterprise Accumulation Trust.

GUARANTEED FREE SURRENDER AMOUNT

     For Non-qualified Contracts -- An amount, up to 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year, that may be surrendered without the imposition of a Surrender Charge. For the purposes of the Guaranteed Free Surrender Amount only, Non-Qualified Contracts include Contracts issued for IRAs and SEP-IRAs.

     For Qualified Contracts -- An amount, up to the greater of $10,000 (but not more than the Contract's Cash Value) or 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year, that may be surrendered without the imposition of a Surrender Charge. For the purposes of the Guaranteed Free Surrender Amount only, Qualified Contracts include Qualified Contracts issued on and after May 1, 1994 and exclude Contracts issued for IRAs and SEP-IRAs.

     GUARANTEED INTEREST ACCOUNT -- A part of the Company's general account, the Guaranteed Interest Account pays interest at a rate declared by the Company, which the Company guarantees will not be less than 4%. For Contracts issued on or after May 1, 1994 (or on or after such later date as approval required in certain states is obtained), the rate declared by the Company is guaranteed to be not less than 3 1/2%.

     HOME OFFICE -- The Company's administrative office at 1740 Broadway, New York, N.Y. 10019. "Home Office" also includes the Company's Operations Center at 1 MONY Plaza, Syracuse, N.Y. 13202.

     MONY SERIES FUND -- MONY Series Fund, Inc., a Maryland Corporation.

     NET PURCHASE PAYMENT -- An amount equal to a Purchase Payment, less any deduction for premium or similar taxes.

     NON-QUALIFIED CONTRACTS -- Contracts issued under Non-Qualified Plans.

     NON-QUALIFIED PLANS -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

     OPERATIONS CENTER -- The administrative office of the Company located at 1 MONY Plaza, Syracuse, New York 13202.

     PORTFOLIO -- A separate investment portfolio of the Funds.

     PURCHASE PAYMENT (PAYMENT) -- An amount paid to the Company by the Contractholder or on the Contractholder's behalf as consideration for the benefits provided by the Contract.

     QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

     QUALIFIED PLANS -- Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

     SUBACCOUNT -- A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

     SUCCESSOR CONTRACTHOLDER -- The living person who, at the death of the Contractholder, becomes the new Contractholder.

     SURRENDER CHARGE -- A contingent deferred sales charge that may be applied against amounts surrendered. (See "Charges Against Cash Value -- Surrender Charge" at page 20.)

     SURRENDER VALUE -- The Contract's Cash Value, less (1) any applicable Surrender Charge and (2) any applicable Annual Contract Charge.

     UNIT -- The measure by which the Contract's interest in each Subaccount is determined.

     VALUATION DATE -- Each day that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the value of the Units of the corresponding Subaccount.

     VARIABLE ACCOUNT -- A separate investment account of the Company, designated as MONY America Variable Account A, into which Net Purchase Payments will be allocated.

                                    SYNOPSIS

THE CONTRACTS

     The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for the accumulation of values on a variable basis or a guaranteed interest basis or a combination of both and the payment of annuity benefits. The Contracts are designed for use in connection with personal retirement plans, some of which (the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403, 408, and 457 of the Internal Revenue Code (the "Code").

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.

THE VARIABLE ACCOUNT

     Net Purchase Payments for the Contracts will be allocated at the Contractholder's option to Sub-accounts, made available therefor in accordance with the terms of the Contracts, of a segregated investment account of MONY Life Insurance Company of America (the "Company"), which account has been designated MONY America Variable Account A (the "Variable Account") or to the Guaranteed Interest Account, which is a part of the Company's general account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including the Variable Account. The Subaccounts of the Variable Account invest in shares of MONY Series Fund, Inc. (the "MONY Series Fund") and The Enterprise Accumulation Trust (the "Accumulation Trust") (the MONY Series Fund and the Accumulation Trust are collectively called the "Funds") at their net asset value. (See "The Funds" at page 10). Contractholders bear the entire investment risk for all amounts allocated to the Variable Account. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest Account" at page 12.)

PURCHASE PAYMENTS

     For Non-Qualified Plans and individual retirement accounts and annuities purchased by individuals under Section 408 of the Code (other than Simplified Employee Pensions), the minimum initial Purchase Payment for the Contract is $2,000, except that, on and after May 1, 1992, the minimum initial Purchase Payment for individuals is $600 if Purchase Payments are made through automatic checking account withdrawals. For H.R. 10 plans, certain corporate or association retirement plans, Simplified Employee Pensions under Section 408 of the Code, and annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems, the minimum initial Purchase Payment is $600. Additional Purchase Payments of at least $100 may be made at any time. Different limits apply where certain automatic payment plans are used. (See "Issuance of the Contract" at page 13.) The Company may change any of these requirements in the future.

DEDUCTIONS FROM PURCHASE PAYMENTS

     Deductions may be made from Purchase Payments for premium or similar taxes. Currently, the Company makes no such deduction, but may do so with respect to future payments. The amount of the deduction will vary from state to state, but will generally range from 0 percent to 3.5 percent of Payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on Purchase Payments has been adopted; however, the Company currently is assuming responsibility for payment of this tax. In the event that the Company will begin to make deductions for such tax from future Purchase Payments, it will give notice to each affected Contractholder.

FREE LOOK PRIVILEGE

     Within 10 days (or longer in certain states) of the day the Contract is delivered to the Contractholder, it may be returned to the Company or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. Except for contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is equal to the greater of: (i) all Purchase Payments; and
(ii) Cash Value of the Contract (as of the date the returned Contract is received at the Home Office or, if returned by mail, upon being postmarked, properly addressed, and postage prepaid) plus any deductions from Purchase Payments for taxes applicable to annuity considerations that may have been deducted, mortality and expense risk charges deducted in determining the Unit value of the Variable Account, and asset charges deducted in determining the share value of the Funds. For Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is described in clause (ii) of the immediately preceding sentence.

SURRENDER CHARGE

     A contingent deferred sales charge (called a "Surrender Charge") will be imposed upon requests for surrenders or commencement of annuity benefits where the amount requested exceeds the amount of Net Purchase Payments prior to the Contract Year when the surrender or commencement of annuity benefits is requested and during the seven preceding Contract Years.

     The Surrender Charge, which otherwise would have been deducted, will not be deducted to the extent necessary to permit the Contractholder to obtain, for Qualified Contracts (other than Contracts issued for IRA and SEP-IRA) an amount up to the greater of $10,000 (but not more than the Contract's Cash Value) or 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year; and for Non-qualified Contracts (and Contracts issued for IRA and SEP-IRA and for Qualified Contracts issued before May 1, 1994), an amount up to 10% of the Cash Value of the Contract on the date the first partial surrender request is received during a Contract Year. The Company reserves the right to limit the number of partial surrenders under this provision to 12 during any Contract Year. In addition, the Contract details certain other circumstances under which a surrender charge will not be imposed. The Surrender Charge is intended to reimburse the Company for expenses incurred that are related to sales of the Contract. In no event will the aggregate Surrender Charge exceed 7 percent of the total Purchase Payments made in the Contract Year of the surrender and during the 7 preceding Contract Years. (See "Charges Against Cash Value -- Surrender Charge" at page 20.)

MORTALITY AND EXPENSE RISK CHARGE

     A Mortality and Expense Risk Charge is deducted daily from the net assets of the Variable Account for mortality and expense risks assumed by the Company. This daily charge is equal to a charge on an annual basis of 1.25 percent of the net assets of the Variable Account. (See "Mortality and Expense Risk Charge" at page 22.)

TRANSFER CHARGE

     Contract value may be transferred without charge as many as 4 times in any Contract Year. For any additional transfer during a Contract Year, a transfer charge is not currently imposed, but the Company has reserved the right to impose a charge for each transfer in excess of 4, which will not exceed $25 per transfer. If imposed, the transfer charge will be deducted from the Contract's Cash Value. (See "Charges Against Cash Value -- Transfer Charge" at page 22.)

ANNUAL CONTRACT CHARGE


     On each Contract Anniversary prior to the Annuity Commencement Date, on the Annuity Commencement Date, and on full surrender of the Contract, the Company deducts an Annual Contract Charge from the Cash Value, to reimburse the Company for administrative expenses relating to the maintenance of the Contract. The charge is currently $30, but the Company may in the future change the amount of the charge. The charge will never, however, exceed $50. For certain Qualified Contracts (other than Contracts issued for IRA and SEP-IRA), the Annual Contract Charge is reduced to $15 for as long as such Contracts remain Qualified Contracts. (See "Charges Against Cash Value -- Annual Contract Charge" at page 21.)

DEATH BENEFIT

     In the event of death of the Annuitant (and the Contingent Annuitant, if one has been named) prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If death of the Annuitant occurs after the Annuity Commencement Date, no death benefit will be payable except as may be payable under the settlement option selected. (See "Death Benefit" at page 19.)

TAX UPON SURRENDER

     Amounts withdrawn may be subject to income tax. In addition, a penalty tax may be payable pursuant to the Internal Revenue Code on withdrawal of amounts accumulated under any annuity contract. (See "FEDERAL TAX STATUS" at page 29.)

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                        MONY AMERICA VARIABLE ACCOUNT A

               TABLE OF FEES FOR THE YEAR ENDED DECEMBER 31, 1997


CONTRACTOWNER TRANSACTION EXPENSES:


    Maximum Deferred Sales Load (Surrender Charge) (as a percentage of amount
      surrendered.)...............................................................     7%*
    Annual Contract Charge:.......................................................  $30**
    Separate Account Annual Expenses:
      Mortality and Expense Risk Fees.............................................  1.25%***


     Annual Expenses of MONY Series Fund, Inc. and The Enterprise Accumulation
Trust:

                             MONY SERIES FUND, INC.


              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                               LONG TERM     GOVERNMENT
                                         INTERMEDIATE TERM       BOND        SECURITIES     MONEY MARKET
                                          BOND PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO
                                         -----------------     ---------     ----------     ------------
Expenses (After Reimbursement)****.....         .09%              .07%           .14%            .06%
Management Fees........................         .42%*****         .42%*****      .42%*****       .40%
                                                ---               ---            ---             ---
Total MONY Series Fund, Inc. Annual
  Expenses.............................         .51%              .49%           .56%            .46%
                                                ===               ===            ===             ===



                         ENTERPRISE ACCUMULATION TRUST



              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                EQUITY         SMALL CAP      MANAGED        INTERNATIONAL         HIGH YIELD
                               PORTFOLIO       PORTFOLIO     PORTFOLIO     GROWTH PORTFOLIO      BOND PORTFOLIO
                               ---------       ---------     ---------     -----------------     --------------
Expenses.....................     .04%            .06%          .03%              .34%                .17%
Management Fees..............     .80%            .80%          .73%              .85%                .60%
                               -------         --------      --------        ---------            --------
Total Accumulation Trust
  Annual Expenses After
  Reimbursement..............     .84%+           .86%+         .76%+            1.19%+               .77%+
                               =======         =======       =======          ========             =======


---------------
* The Surrender Charge percentage, which reduces to zero as shown in the table on page 7, is determined by the number of Contract Anniversaries since a purchase payment was received.

     Surrender Charge Percentage Table

                                  # OF CONTRACT                     SURRENDER
                               ANNIVERSARIES SINCE                    CHARGE
                            PURCHASE PAYMENT RECEIVED               PERCENTAGE
                  ----------------------------------------------    ----------
                  0.............................................      7   %
                  1.............................................      7
                  2.............................................      6
                  3.............................................      6
                  4.............................................      5
                  5.............................................      4
                  6.............................................      3
                  7.............................................      2
                  8 (or more)...................................      0

---------------
     The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Cash Value -- Guaranteed Free Surrender Amount" at page 21.


   ** For certain Qualified Contracts, the Annual Contract Charge is reduced to
      $15. See "Charges Against Cash Value -- Annual Contract Charge", at page
      20.



  *** The Mortality and Expense Risk charge is deducted at a daily equivalent to an annual rate of 1.25 percent from the value of the net assets of the Separate Account.



 **** Expenses reflect the reallocation of the fees and expenses associated with the computation of the net asset value of the Fund from MONY America to the Fund which become effective on and after October 14, 1997. Expenses also include custodial credit percentages as follows: Intermediate Term Bond -- .0080%; Long Term Bond -- .0043%; Government Securities -- .0169%; and Money Market -- .0048%.



***** Management Fees reflect investment advisory fees of .50% which became effective on and after October 14, 1997. Prior thereto, the investment advisory fees were .40%. (See "CHARGES AND DEDUCTIONS -- Investment Advisory Fee" at page 23.)



     + These expenses reflect expense reimbursements in effect on May 1, 1995.
       Absent these expense reimbursements, expenses would have been as follows:
       Equity -- .84%; Small Cap -- .86%; Managed -- .76%; International
       Growth -- 1.19%; and High Yield Bond -- .77%. The Equity, Small Cap, and Managed Portfolio reimbursements relate to mutual fund accounting expense.



     The purpose of the Table of Fees beginning on page 6 is to assist the Contractholder in understanding the various costs and expenses that the Contractholder will bear, directly or indirectly. The table reflects the expenses of the separate account as well as of MONY Series Fund, Inc. and Enterprise Accumulation Trust. MONY Series Fund and the Accumulation Trust have provided information relating to their respective operations. The expenses borne by the Separate Account are explained under the caption "Charges and Deductions" at page 19 of this Prospectus. The expenses borne by the MONY Series Fund, Inc. are explained under the caption "Investment Management Arrangements and Expenses" at page 18 of the accompanying prospectus for MONY Series Fund. The expenses borne by the Accumulation Trust assume that the expense reimbursements in effect on and after May 1, 1990 for the Equity, Small Cap, and Managed Portfolios which limit the total annual expenses to 1.00% of average net assets and expense reimbursements which, on and after November 16, 1994 (commencement of operations), limit the total annual expenses of the International Growth Portfolio to 1.55% of average net assets and the High Yield Bond Portfolio to
 .85% of average net assets, will continue throughout the period shown and are explained under the caption "Management of the Fund" at page 16 of the accompanying prospectus for the Accumulation Trust. Effective on and after May 1, 1996 and at least through April 1, 1998, as a part of the increase in investment advisory fees, the investment adviser has agreed to reimburse the Accumulation Trust for expenses which exceed .95% of the average daily net assets of the Equity, Small Cap, and Managed Portfolios of the Trust. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

EXAMPLE

     If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                                       AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
    -------------------------------------------------  ------     -------     -------     --------
    Equity...........................................    $85        $122        $162        $252
    Small Cap........................................    $85        $123        $163        $254
    Managed..........................................    $84        $120        $158        $244
    International Growth.............................    $89        $133        $179        $288
    High Yield Bond..................................    $84        $120        $158        $245
    Intermediate Term Bond...........................    $82        $112        $145        $218
    Long Term Bond...................................    $81        $111        $144        $216
    Government Securities............................    $82        $113        $147        $223
    Money Market.....................................    $81        $110        $142        $213


     If you annuitize at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                                       AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
    -------------------------------------------------  ------     -------     -------     --------
    Equity...........................................    $85        $122        $117        $252
    Small Cap........................................    $85        $123        $118        $254
    Managed..........................................    $84        $120        $113        $244
    International Growth.............................    $89        $133        $135        $288
    High Yield Bond..................................    $84        $120        $114        $245
    Intermediate Term Bond...........................    $82        $112        $101        $218
    Long Term Bond...................................    $81        $111        $100        $216
    Government Securities............................    $82        $113        $103        $223
    Money Market.....................................    $81        $110         $98        $213


     If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                                       AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
    -------------------------------------------------  ------     -------     -------     --------
    Equity...........................................    $22         $69        $117        $252
    Small Cap........................................    $22         $69        $118        $254
    Managed..........................................    $21         $66        $113        $244
    International Growth.............................    $26         $79        $135        $288
    High Yield Bond..................................    $22         $66        $114        $245
    Intermediate Term Bond...........................    $19         $58        $101        $218
    Long Term Bond...................................    $19         $58        $100        $216
    Government Securities............................    $19         $60        $103        $223
    Money Market.....................................    $18         $57         $98        $213


     The examples above should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. All Variable Account expenses as well as portfolio company (MONY Series Fund and the Accumulation Trust) expenses, net of expense reimbursements, are reflected in the examples. Not reflected in the examples which assume surrender at the end of each time period are income taxes and penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

                        CONDENSED FINANCIAL INFORMATION

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                        MONY AMERICA VARIABLE ACCOUNT A
                            ACCUMULATION UNIT VALUES

                                                                          UNIT VALUE
                                                                     ---------------------
                                             DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,     DEC. 31,
          SUBACCOUNT            INCEPTION*     1988        1989        1990        1991        1992         1993         1994
------------------------------  ----------   ---------   ---------   ---------   ---------   ---------   ----------   ----------
Equity........................    $10.00        $10.15      $12.29      $11.87      $15.40      $17.94       $19.11       $19.60
Small Cap.....................     10.00         10.19       11.91       10.61       15.53       18.64        22.01        21.73
Intermediate Term Bond........     10.00         10.29       11.35       11.99       13.66       14.43        15.37        14.95
Long Term Bond................     10.00         10.15       11.74       12.32       14.32       15.39        17.36        16.09
Managed.......................     10.00         10.39       13.61       12.96       18.71       21.93        23.91        24.22
Money Market..................     10.00         10.58       11.35       12.10       12.64       12.91        13.11        13.45
Government Securities.........     10.00            --          --          --          --          --           --        10.04
International Growth..........     10.00            --          --          --          --          --           --         9.91
High Yield Bond...............     10.00            --          --          --          --          --           --        10.05


                                 DEC. 31,     DEC. 31,     DEC. 31,
          SUBACCOUNT               1995         1996         1997
------------------------------  ----------   ----------   ----------
Equity........................      $26.82       $33.18       $41.22
Small Cap.....................       24.11       $26.49        37.77
Intermediate Term Bond........       16.95       $17.36        18.47
Long Term Bond................       20.68       $20.36        22.81
Managed.......................       35.17       $42.90        52.75
Money Market..................       14.03       $14.57        15.15
Government Securities.........       11.00       $11.25        11.91
International Growth..........       11.22       $12.48        12.98
High Yield Bond...............       11.54       $12.88        14.42


                                                                UNITS OUTSTANDING
                                                        ---------------------------------
                                            DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,     DEC. 31,
               SUBACCOUNT                     1988        1989        1990        1991        1992         1993         1994
----------------------------------------    ---------   ---------   ---------   ---------   ---------   ----------   ----------
Equity..................................       84,575     406,388     724,942     932,249   1,556,288    2,956,822    3,865,965
Small Cap...............................       51,497     159,416     205,615     549,782   1,476,360    4,249,653    5,924,266
Intermediate Term Bond..................       65,156     147,723     224,861     335,862     673,719    1,673,790    1,753,781
Long Term Bond..........................       94,174     188,093     409,738     618,029   1,193,954    2,673,790    2,245,807
Managed.................................      268,910   1,178,484   2,732,585   4,291,015   9,199,182   18,964,250   24,924,610
Money Market............................      278,412     700,400   1,324,393   1,570,127   2,718,704    3,698,103    5,304,884
Government Securities...................           --          --          --          --          --           --       17,347
International Growth....................           --          --          --          --          --           --      208,202
High Yield Bond.........................           --          --          --          --          --           --        6,870


                                           DEC. 31,     DEC. 31,     DEC. 31,
               SUBACCOUNT                    1995         1996         1997
----------------------------------------  ----------   ----------   ----------
Equity..................................   5,426,511    8,212,227   10,706,757
Small Cap...............................   6,055,472    6,346,453    8,401,211
Intermediate Term Bond..................   1,806,518    1,916,050    1,941,792
Long Term Bond..........................   2,477,643    2,506,531    2,645,732
Managed.................................  31,540,233   39,371,381   43,843,754
Money Market............................   6,504,679    8,278,977    8,585,010
Government Securities...................     679,711    1,269,214    1,761,542
International Growth....................   1,456,982    3,610,923    5,021,078
High Yield Bond.........................   1,194,315    2,361,710    4,081,656


---------------

* MONY America Variable Account A commenced operations on November 25, 1987. The Intermediate Term Bond, Long Term Bond, and Money Market Subaccounts became available for allocation on that date, however, only the Money Market Subaccount had operations in 1987. The Equity, Small Cap, and Managed Subaccounts became available for allocation on August 1, 1988. The Government Securities, International Growth, and High Yield Bond Subaccounts first became available for allocation on November 16, 1994.

                      THE COMPANY AND THE VARIABLE ACCOUNT

MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America (the "Company") is a stock life insurance company organized in the state of Arizona. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. The Company is the corporate successor of VICO Credit Life Insurance Company, incorporated in Arizona on March 6, 1969. The Company's financial statements may be found in the Statement of Additional Information.

     The Company is a wholly owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), a mutual life insurance company organized under the laws of the state of New York in 1842. The principal offices of both MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter for the Contracts described in this Prospectus. The Company may purchase certain administrative services from MONY under a services agreement, to enable the Company to administer the Contracts.


     In September 1997, MONY announced that it had begun the process of demutualization. If completed, it is not expected that demutualization will have any material effect on MONY America Variable Account A or the Contract.



YEAR 2000 ISSUE



     The Year 2000 issue is the result of widespread use of computer programs which use two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe computer capacity which would have been necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or in miscalculations.



     The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the "Year 2000" issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 problem will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 problem may have a material impact on the operations of the Company. Further, even if the Company completes such modifications and conversions, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 problem will not have a material impact on the operations of the Company.



     MONY Series Fund and the Accumulation Trust have reviewed with their respective investment advisers and other suppliers of services the status of their Year 2000 issue. MONY Series Fund and the Accumulation Trust prospectuses, which are included in the Prospectus Portfolio, contain the results of those status reviews. See MONY Series Fund prospectus at page 20; Accumulation Trust
prospectus at page   .


MONY AMERICA VARIABLE ACCOUNT A

     The Company established MONY America Variable Account A (the "Variable Account") on March 27, 1987, under Arizona law as a separate investment account. The Variable Account holds assets that are segregated from all of the Company's other assets and at present is used only to support individual flexible payment variable annuity contracts.

     The Company is the legal holder of the assets in the Variable Account and will at all times maintain assets in the Variable Account with a total market value at least equal to the contract liabilities for the Variable Account. The obligations under the Contracts are obligations of the Company. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company. The assets in the Variable Account may not be charged with liabilities which arise from any other business the Company conducts. The Variable Account's assets may include accumulations of the charges the Company makes against Contracts participating in the Variable Account. From time to time, any such additional assets may be transferred in cash to the Company's General Account.

     The Variable Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Account. For state law purposes, the Variable Account is treated as a part or division of the Company. There are currently 14 Subaccounts within the Variable Account, and each invests only in a corresponding Portfolio of MONY Series Fund, Inc. or The Enterprise Accumulation Trust. Not all Subaccounts are available to the Contractholder.

THE FUNDS

     Each Subaccount of the Variable Account will invest only in the shares of a corresponding Portfolio of MONY Series Fund, Inc. (the "MONY Series Fund") or The Enterprise Accumulation Trust (the "Accumulation Trust") (the MONY Series Fund and the Accumulation Trust are collectively called the "Funds"). The Funds are registered with the SEC under the 1940 Act as open-end diversified management investment companies. These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds. Shares of the MONY Series Fund are currently sold to MONY America Variable Account L and MONY Variable Account L, separate accounts of, respectively, the Company and MONY, to fund Flexible Premium Variable Life Insurance contracts, to MONY America Variable Account S and MONY Variable Account S, separate accounts of, respectively, the Company and MONY, to fund variable life insurance with additional premium option contracts, and to the Keynote Series Account, a separate account of MONY, to fund certain individual variable annuity contracts issued by MONY and until June 24, 1994 to fund certain group variable annuity contracts issued by MONY. Shares of the Funds are sold to MONY Variable Account A, a separate account of MONY to fund contracts similar to the Contracts described in this Prospectus. Shares of the Funds may in the future be sold to other separate accounts, and the Funds may in the future create new Portfolios. In addition, the Company may make available additional Subaccounts with differing or similar investment objectives. The Funds, or either of them, may withdraw from sale any or all of the respective Portfolios in accordance with applicable law.

     The Board of Directors of the MONY Series Fund and the Board of Trustees of the Accumulation Trust each have undertaken to monitor the respective Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractholders and variable life insurance contractholders and shall report any such conflict to the boards of the Company and MONY. The Board of Directors of the Company and MONY have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees, respectively, of each of the Funds and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

     The Variable Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for the Company to collect charges under the Contracts, to pay Surrender Value upon full surrenders of the Contracts, to fund partial surrenders, to provide benefits under the Contracts, and to transfer assets from one Subaccount to another or between one or more Subaccounts of the Variable Account and the Guaranteed Interest Account as requested by Contractholders. Any dividend or capital gain distribution received from a Portfolio of a Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

     Investment Advisers. The MONY Series Fund at present receives investment advice with respect to each of its Portfolios from the Company, which acts as investment adviser to the MONY Series Fund.

     Effective September 16, 1994, the investment adviser with respect to the Equity, Small Cap, and Managed Portfolios of the Accumulation Trust is Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY ("Enterprise Capital"). Enterprise Capital has entered into a sub-advisory agreement with respect to the Equity and Managed Portfolios with OpCap Advisors, formerly known as Quest for Value Advisors. OpCap Advisors is a subsidiary of Oppenheimer Capital, which is a subsidiary of Oppenheimer Financial Corp. Prior to that date, OpCap Advisors, then known as Quest for Value Advisors, served as the investment adviser to the Accumulation Trust with respect to the Equity, Small Cap, and Managed Portfolios. The change of name to OpCap Advisors was occasioned by the sale of certain of the operations of Quest for Value Advisors to Oppenheimer Management Corporation in November 1995. No change in the personnel responsible for the day-to-day management of the Equity and Managed Portfolios will occur as a result of that change. Effective June 1, 1996, GAMCO Investors, Inc. became the investment sub-adviser for the Small Cap Portfolios. Enterprise Capital also acts as investment adviser with respect to the International Growth and High Yield Bond Portfolios. It has entered into subinvestment advisory agreements as follows: International Growth -- Brinson Partners, and High Yield Bond -- Caywood Scholl Capital Corporation.

     Investment Objectives. The investment objectives of the Portfolios currently available to Contractholders through corresponding Subaccounts of the Variable Account are set forth in the accompanying prospectus for each of the Funds and are described briefly below. There is no assurance that these objectives will be met.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which, for each of the Funds, means the lesser of (1) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (2) more than 50 percent of the outstanding Portfolio shares).

     Each Contractholder should periodically consider the allocation among the Subaccounts and the Guaranteed Interest Account in light of current market conditions and the investment risks attendant to investing in each of the Funds' various Portfolios. A full description of each of the Funds, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing in each of the Funds' Portfolios, and other aspects of their operation is contained in the accompanying prospectus for each of the Funds, which should be read together with this Prospectus.

     The investment objectives of each of the Portfolios of the Funds and identification of which of the Funds offers the Portfolio is as follows:

          Equity Portfolio: Long term capital appreciation through investment in a diversified portfolio of primarily equity securities selected on the basis of a value oriented approach to investing. The Accumulation Trust offers this Portfolio.

          Small Cap Portfolio: Capital appreciation through investment in a diversified portfolio of primarily equity securities of companies with market capitalizations of under $1 billion. The Accumulation Trust offers this Portfolio.

          Managed Portfolio: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds, and cash equivalents, the percentages of which will vary over time based on the investment manager's assessments of relative investment values. The Accumulation Trust offers this Portfolio.

          International Growth Portfolio: Capital appreciation, primarily through a diversified portfolio of non-United States equity securities. The Accumulation Trust offers this Portfolio.

          High Yield Bond Portfolio: Maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation. The Accumulation Trust offers this Portfolio.


          Government Securities Portfolio: The maximum current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments with a dollar-weighted average life of up to ten years at the time of purchase. The MONY Series Fund offers this Portfolio.

          Intermediate Term Bond Portfolio: The maximum income over the intermediate term consistent with preservation of capital, through investment in highly rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years. The MONY Series Fund offers this Portfolio.


          Long Term Bond Portfolio: The maximum income over the longer term consistent with preservation of capital, through investment in highly rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years. The MONY Series Fund offers this Portfolio.

          Money Market Portfolio: The maximum current income consistent with preservation of capital and maintenance of liquidity, through investment in money market instruments. The MONY Series Fund offers this Portfolio.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including the Variable Account.

     Crediting of Interest. Net Purchase Payments allocated by a Contractholder to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company which the Company guarantees will not be less than 4% (0.010746%, compounded daily). For Contracts issued on and after May 1, 1994 (or on or after such later date as approval required in certain states is obtained), the rate declared by the Company is guaranteed not to be less than 3.5% (0.009426%, compounded daily). Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from the Variable Account completed within the period during which it is effective. Initial Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at the rate in effect for the date on which the Contract is issued (and the funds transferred into the Money Market Subaccount) from and after the date on which the Free Look Privilege expires on all funds transferred from the Money Market Subaccount to the Guaranteed Interest Account. Amounts withdrawn from the Guaranteed Interest Account as a result of a transfer, partial surrender, or any charge imposed in accordance with the Contract, will be deemed to be withdrawals of amounts (and any interest credited thereon) most recently credited to the Guaranteed Interest Account.

     Prior to the expiration of the period for which a particular interest rate was guaranteed, the Company will declare a renewal interest rate to be effective for such succeeding period as the Company shall determine.

     Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the general account of the Company are not registered under the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, neither the general account of the Company nor the Guaranteed Interest Account are generally subject to the provisions of these Acts; however, disclosures regarding the Guaranteed Interest Account and the general account of the Company may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Guaranteed Interest Account and the general account of the Company.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF THE CONTRACT

     Individuals wishing to purchase a Contract must complete an application and personally deliver it to a licensed agent of the Company who is also a registered representative of MONY Securities Corp. ("MSC"), a wholly-owned subsidiary of the Company, which is the principal underwriter for the Contracts, or a registered broker dealer which has been authorized by MSC to sell the Contract. Except where certain automatic payment plans (i.e., government allotment, payroll deduction, or automatic checking account withdrawal plans) are used, the minimum initial Purchase Payment for the Contract is currently $2,000 for Non-Qualified Plans, $2,000 for individual retirement accounts and annuities purchased by individuals under Section 408 of the Code (other than Simplified Employee Pensions), and $600 for H.R. 10 plans (self-employed individuals' retirement plans under Section 401 or 403(c) of the Code), Simplified Employee Pensions under Section 408 of the Code, and annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems under Section 403(b) of the Code ("Tax Sheltered Annuities") and deferred compensation plans under Section 457 of the Code. These minimum initial Payments must be paid with the application for the Contract. Additional Payments may be made at any time in the minimum amount of $100. For certain automatic payment plans, however, the minimum additional payment is $50.

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.

     Different rules apply for government allotment, payroll deduction and automatic checking account withdrawal plans. For payroll deduction and automatic checking account withdrawal plans, Purchase Payments must be made at an annualized rate of $600 (i.e., $600 per year, $300 semiannually, $150 for each quarter year, or $50 per month). For government allotment plans, the minimum Purchase Payment is $50 per month.

     The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments.

     In addition, the prior approval of the Company is required before it will accept a Purchase Payment where, with that Payment, cumulative Purchase Payments made under any one or more Contracts held by the Contractholder, less the amount of any prior partial surrenders and their Surrender Charges, exceed $1,500,000. The prior approval of the Company is also required before it will accept that part of a payment (or transfer) which would cause amounts credited to the Guaranteed Interest Account to exceed $250,000 on the date of payment (or transfer).

     The Company reserves the right to reject an application for any reason permitted by law.

     Net Purchase Payments received before the Contract Date will be held in the Company's General Account and will be credited with interest at not less than
3.5 percent per annum if the Contract is issued by the Company and accepted by the Contractholder. No interest will be paid if the Contract is not issued or if it is declined by the Contractholder. If the application is approved and the Contract is subsequently issued and accepted by the Contractholder, then on the Contract Date, amounts allocable to the Contract held in the Company's General Account will be transferred to the Money Market Subaccount of the Variable Account. These amounts will be held in that Subaccount pending expiration of the Free Look Period. (See "Free Look Privilege" below.) For purposes of crediting interest on amounts held in the General Account, Purchase Payments will be treated as received on the day of actual receipt at the Company's Operations Center. If an application is not complete when received by the Company at its Operations Center, and if it is not made complete within 5 days, the prospective purchaser will be informed of the reasons for the delay and the initial Purchase Payment will be returned in full (and the application will be declined), unless the prospective purchaser consents to the Company's retaining the Purchase Payment until the application is made complete.

FREE LOOK PRIVILEGE

     Within 10 days (or longer in certain states) of the day the Contract is delivered to the Contractholder (the "Free Look Period"), it may be returned to the Company or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. Except for Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is equal to the greater of: (i) all Purchase Payments; and
(ii) Cash Value of the Contract (as of the date the returned Contract is received at the Home Office or, if returned by mail, upon being postmarked, properly addressed, and postage prepaid) plus any deductions from Purchase Payments for taxes applicable to annuity considerations that may have been deducted, mortality and expense risk charges deducted in determining the Unit value of the Variable Account, and asset charges deducted in determining the share value of the Funds. For Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is described in clause (ii) of the immediately preceding sentence.

ALLOCATION OF PREMIUMS AND CASH VALUE

     Allocation of Premiums. The Contractholder may allocate on the application Net Purchase Payments to the Subaccount(s) of the Variable Account or to the Guaranteed Interest Account. Any Net Purchase Payments received before the end of the Free Look Period (and any interest thereon) will initially be allocated to the Money Market Subaccount of the Variable Account on the later of (i) the Contract Date and (ii) the date the Payment is received at the Company's Operations Center. Net Purchase Payments will continue to be allocated to that Subaccount until the Free Look Period expires and, if the allocation on the application is incomplete or incorrect, a complete and correct allocation notification is received by the Company. (See "Free Look Privilege" above.) After the Free Look Period has expired and, if applicable, the correct and complete allocation notification has been received, the Contract's Cash Value held in the Money Market Subaccount will automatically be transferred to the Subaccount(s) of the Variable Account or to the Guaranteed Interest Account in accordance with the Contractholder's percentage allocation.

     After the Free Look Period, Net Purchase Payments under a nonautomatic payment plan will be allocated in accordance with the Contractholder's most recent instructions on record with the Company, unless the Contractholder at the time a Purchase Payment is made specifies the amount (not less than $10.00 per Subaccount) or the percentage (not less than 10 percent of the Payment) of the Net Purchase Payment to be allocated among the Subaccount(s). If the specific allocation is incorrect or incomplete, then that Net Purchase Payment will be made in accordance with the most recent correct payment allocation on record. For automatic payment plans, Net Purchase Payments will be allocated in accordance with the Contractholder's most recent instructions on record.

     The Contractholder may change the allocation formula specified in the initial allocation notification, or as changed in any subsequent notification, for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractholders might not be able to request changes in allocation of purchase payments by telephone and would have to submit written requests. Any such change, whether made in writing or by telephone, will be effective not later than 7 days after notification is received. The Company has adopted rules relating to changes of allocations by telephone, which, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and the Contractholder will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone allocation instructions will be accepted.

     The minimum percentage of each Net Purchase Payment that may be allocated to any Subaccount of the Variable Account or to the Guaranteed Interest Account is 10 percent; all percentages must be expressed in whole numbers and must total 100 percent. The minimum amount of each Net Purchase Payment that may be allocated to any Subaccount of the Variable Account or to the Guaranteed Interest Account is $10.00.

     Upon receipt of a Purchase Payment, the Net Purchase Payments allocated to Subaccounts of the Variable Account will be credited to the designated Subaccount(s) in the form of Units. The number of Units to be credited to a Subaccount is determined by dividing the dollar amount allocated to the particular

Subaccount by the Unit value for the particular Subaccount for the Valuation Date on which the Purchase Payment is received.

     The Unit value for each Subaccount was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where:

     (a) is the per share net asset value on the Valuation Date of the Fund Portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Date.

     (b) is the mortality and expense risk charge accrued as of that Valuation Date. The daily mortality and expense risk charge is a percentage of the Subaccount's net asset value on the previous Valuation Date. (If the previous day was not a Valuation Date, then the daily mortality and expense risk charge is the applicable percentage times the number of days since the last Valuation Date times the Subaccount's net asset value on the last Valuation Date.)

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

     The Unit value for these Subaccounts may increase, decrease, or remain constant from Valuation Date to Valuation Date, depending upon the investment performance of the Portfolio of the Fund in which the Subaccount is invested and any expenses and charges deducted from the Variable Account. The Contractholder bears the entire investment risk. Contractholders should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

     Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to that account on the date of receipt at the Operations Center, if that date is a Valuation Date, and, if not, on the next Valuation Date. Interest will be credited daily. In the event that allocation of a Net Purchase Payment would cause the amounts credited to the Guaranteed Interest Account to exceed the $250,000 limit imposed by the Company, that part of a Net Purchase Payment allocated to the Guaranteed Interest Account which equals the difference between $250,000 and the amount credited to the Guaranteed Interest Account on the date the allocation is to be made will be accepted (and credited to the Guaranteed Interest Account) but the remainder of such allocation will be returned to the Contractholder.

     Cash Value. The Contract's Cash Value will reflect the investment performance of the selected Subaccount(s) of the Variable Account, amounts credited to the Guaranteed Interest Account, any Net Purchase Payments, any partial surrenders, and all charges imposed in connection with the Contract. There is no guaranteed minimum Cash Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account, and because a Contract's Cash Value at any future date will be dependent on a number of variables, it cannot be predetermined.

     Determination of Cash Value. The Cash Value of the Contract is determined on each Valuation Date. The Cash Value will be calculated first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Contract's Cash Value will be the Net Purchase Payments received plus any interest credited on those Payments. During the period when Net Purchase Payments are held in the General Account, interest will be credited to the Contract. (See "Issuance of the Contract" at page 13.) After allocation of the amounts in the General Account to the Variable Account or to the Guaranteed Interest Account, on each Valuation Date, the Contract's Cash Value will be:

          (1) The aggregate of the Cash Values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit value on that date by the number of Subaccount Units allocated to the Contract; plus

          (2) any amount credited to the Guaranteed Interest Account (which shall be the aggregate of all Net Purchase Payments, plus interest credited, if any, plus or minus amounts transferred, if any, less partial surrenders, if any, less any charges and deductions imposed in accordance with the Contract terms detailed in the Prospectus); plus

          (3) any Net Purchase Payment received on that Valuation Date; less

          (4) any partial surrender amount and its Surrender Charge made on that Valuation Date; less

          (5) any Annual Contract Charge deductible on that Valuation Date.

     In computing the Contract's Cash Value, the number of Subaccount Units allocated to the Contract is determined after any transfers among Subaccounts (and deduction of transfer charges) or between one or more of the Subaccounts and the Guaranteed Interest Account, but before any other Contract transactions, such as receipt of Net Purchase Payments and partial surrenders, on the Valuation Date. If the Contract's Cash Value is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

     Transfers. After the Free Look Period has expired, the value attributable to the Contract may be transferred among the Subaccounts of the Variable Account. There is no minimum amount that need be transferred. The Company will effectuate transfers and determine all values in connection with transfers among the Subaccounts on the date on which the transfer request is received at the Operations Center, if that date is a Valuation Date and, if not, on the next Valuation Date. Different provisions apply to transfers involving the Guaranteed Interest Account. (See "Allocation of Premiums and Cash Value -- Transfers Involving the Guaranteed Interest Account" at page 17.) Transfers may be made by sending a written request to the Operations Center or by telephone, subject to the rules of the Company and its right to terminate telephone transfers. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractholders might not be able to request transfers by telephone and would have to submit written requests. If a written transfer request is incomplete or incorrect, no transfer will be made and the request will be returned to the Contractholder. Telephone transfer instructions will only be accepted if complete and correct. The Company has adopted guidelines relating to telephone transfers which, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized transfers. If these procedures are followed, the Company shall not be liable for, and the Contractholder will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

     A transfer charge will not be imposed on the first 4 transfers made during any Contract Year. (See "Charges Against Cash Value -- Transfer Charge" at page 22.) For any additional transfers during a Contract Year, a transfer charge is not currently imposed, but the Company has reserved the right to impose a charge for each transfer in excess of 4, which will not exceed $25 per transfer. If imposed, the transfer charge will be deducted from the Subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. If, however, there is insufficient Cash Value in a Subaccount or in the Guaranteed Interest Account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See "Charges Against Cash Value -- Annual Contract Charge" at page 21.) All transfers included in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Cash Value at the expiration of the Free Look Period will not be subject to a transfer charge, nor will it be counted against the 4 transfers allowed in each Contract Year without charge. Under present law, transfers are not taxable transactions.

     Transfers Involving the Guaranteed Interest Account. Transfers to or from the Guaranteed Interest Account are subject to the following limitations. The prior approval of the Company is required before it will accept that part of a transfer which would cause amounts credited to the Guaranteed Interest Account to exceed $250,000. The portion of any transfer which cannot be made because of such limitation will be allocated back to the Subaccounts designated in that transfer as the Subaccounts from which amounts were to be transferred in the proportion that the amount requested by the Contractholder to be transferred from each Subaccount bears to the total amount transferred. Transfers from amounts credited to the Guaranteed Interest

Account to one or more Subaccounts may be made once during each Contract Year, and the amount which may be transferred is limited to the greater of (i) 25% of the amounts credited to the Guaranteed Interest Account of the Contractholder on the date the transfer would take effect or (ii) $5,000. Transfer of amounts from the Guaranteed Interest Account to one or more Subaccounts will be effective only on an anniversary of the Contract Date or on a Valuation Date not more than 30 days thereafter. Requests received not more than 10 days before the anniversary of the Contract Date will be executed on the anniversary of the Contract Date. Requests received within 30 days after the anniversary of the Contract date will be executed on the Valuation Date which coincides with or next follows the date the request is received. Requests received more than 10 days before or 30 days after the anniversary of the Contract Date will be returned to the Contractholder.

TERMINATION OF THE CONTRACT

     The Contract will remain in force until the earlier of (1) the date the Contract is surrendered in full, (2) the Annuity Commencement Date, (3) the Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Cash Value remains in the Contract, and (4) the date the Death Benefit is payable under the Contract.

                                   SURRENDERS

     At any time on or before the Annuity Commencement Date and during the lifetime of the Annuitant, the Contractholder may elect to make a surrender of all or part of the Contract's value. Any such election shall specify the amount of the surrender and will be effective on the date a proper request is received by the Company at its Operations Center.

     The amount of the surrender may be equal to the Contract's Surrender Value, which is its Cash Value less (1) any applicable Surrender Charge and (2) (for a full surrender) any Annual Contract Charge. The Surrender may also be for a lesser amount (a "partial surrender") of at least $100. If a partial surrender is requested, and that surrender would leave a Cash Value of less than $1,000, then that partial surrender will be treated and processed as a full surrender, and the entire Surrender Value will be paid to the Contractholder. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Contractholder.

     A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account, in accordance with the directions of the Contractholder, with an aggregate value equal to the dollar amount of the surrender plus, if applicable, the Annual Contract Charge and any Surrender Charge. For a partial surrender, the Company will cancel Units of the particular Subaccounts and withdraw amounts from the Guaranteed Interest Account in accordance with the allocation specified by the Contractholder in written notice to the Company at its Operations Center at the time the request for the partial surrender is received; provided, however, that allocations by a Contractholder against the Guaranteed Interest Account will be limited (the "GIA Allocation Limitation") to that amount which bears the same proportion to the total amount being surrendered as the amount credited to the Guaranteed Interest Account of the Contractholder bears to the total of (i) all amounts credited to the Guaranteed Interest Account of the Contractholder and (ii) the aggregate value of Units held in all Subaccounts of the Contractholder, unless there is no Cash Value in any Subaccount at the time the transfer request is received. Allocations may be by either amount or percentage. Allocations by amount require that at least $25 be allocated against the Guaranteed Interest Account or any Subaccount designated by the Contractholder. Allocations by percentage must be in whole percentages (totalling 100 percent), and at least 10 percent of the partial surrender must be allocated to any Subaccount designated by the Contractholder. If there is insufficient Cash Value in the Contractholder's Guaranteed Interest Account or a Subaccount to provide for the requested allocation against it, or if the GIA Allocation Limitation is exceeded, or the request is incorrect, the request will not be accepted. If an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Contract's Cash Value held in the Guaranteed Interest Account and each Subaccount bears to the Contract's Cash Value.

     Any Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the amount of a partial surrender allocated against the Guaranteed Interest Account and each Subaccount bears to the total amount of the partial surrender. In the event that an allocation of the partial surrender is not made, or there is insufficient cash value in the Guaranteed Interest Account or any Subaccount to provide for its proportionate share of the Surrender Charge, then the entire Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Cash Value held in the Guaranteed Interest Account and each Subaccount (after allocation of the partial surrender amount) bears to the Contract's Cash Value.

     Any cash surrender amount will be paid within seven (7) days from the date the election becomes effective, except as the Company may be permitted to postpone such payment in accordance with the Investment Company Act of 1940. Postponement is currently permissible only (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or (b) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Funds is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Funds, or
(3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contractholders. Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may, to the extent amounts are paid from the Guaranteed Interest Account, be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. The Contractholder may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See "ANNUITY PROVISIONS" at page 23.)

     Since the Contracts offered by this Prospectus may be issued in connection with retirement plans that meet the requirements of certain sections of the Internal Revenue Code, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on cash surrenders.

     Surrenders of certain Qualified Contracts are restricted not only by the terms of the particular plan pursuant to which such Qualified Contract is issued. Without such restriction on surrender, the Contracts would be subject to treatment under the Internal Revenue Code as annuity contracts rather than contracts governed by Section 403(b). (See "FEDERAL TAX STATUS" at page 29.)

     The tax consequences of a cash surrender should be carefully considered. (See "FEDERAL TAX STATUS" at page 29.)

                                 DEATH BENEFIT

DEATH BENEFIT PROVIDED BY THE CONTRACT

     In the event of the death of the Annuitant (and the Contingent Annuitant, if one has been named) (see "Contingent Annuitant" at page 26) prior to the Annuity Commencement Date, the Company will pay a Death Benefit to the Beneficiary. The amount of the Death Benefit will be the greater of (a) the Cash Value on the date of the Annuitant's death, and (b) the Purchase Payment paid, less any partial surrenders and their Surrender Charges. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

ELECTION AND EFFECTIVE DATE OF ELECTION

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Contractholder may elect to have the Death Benefit of the Contract applied under one or more Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. (See "Settlement Options" at page 24.) If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect (a) to receive the Death Benefit in the form of a cash payment; or (b) to have Death Benefit applied under one of the Settlement Options. (See "Settlement Options" at page 24.) If an election by the payee is not received by the Company within thirty (30) days following the date proceeds become payable, the payee will be deemed to have elected a cash payment. Either election described above may be made by filing with the Company a written election in such form as the Company may require. Any proper election of a method of settlement of the Death Benefit by the Contractholder will become effective on the date it is signed, but any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

     Reference should be made to the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

PAYMENT OF DEATH BENEFIT

     If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date the election becomes effective or is deemed to become effective and due proof of death is received, except as the Company may be permitted to postpone such payment in accordance with the Investment Company Act of 1940. If the Death Benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Interest at a rate determined by the Company will be paid on any Death Benefit paid in one sum, from the date of the Annuitant's (or Contingent Annuitant's, if applicable) death to the date of payment. The interest rate will not be less than 2 3/4 percent annually.

                             CHARGES AND DEDUCTIONS

     Charges may be assessed under the Contracts as follows:

DEDUCTIONS FROM PAYMENTS

     A deduction may be made from each Purchase Payment for premium or similar taxes prior to allocation of any Net Purchase Payment among the Subaccounts of the Variable Account. Currently, the Company does not make such a deduction, but may do so in the future. The Company will provide the Contractholder with written notice of its intention to make deductions for premium or other taxes. Any such deduction will apply only to Purchase Payments made after notice has been sent by the Company. The amount of the deduction will vary from locality to locality, but will generally range from 0 percent to 3.5 percent of Purchase Payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on Purchase Payments has been adopted; however, the Company currently is assuming responsibility for payment of this tax. In the event that the Company will begin to make deductions for such tax from future Purchase Payments, it will give notice to each affected Contractholder.

CHARGES AGAINST CASH VALUE

     Surrender Charge. The Contract imposes a contingent deferred sales charge, called a "Surrender Charge," on full and partial surrenders and on the Annuity Commencement Date. The Surrender Charge, which will never exceed 7 percent of total Purchase Payments, is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference using funds from its General Account, which may contain funds deducted from the Variable Account to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge" at page 22.)

     If all or a portion of the Contract's Surrender Value (see "SURRENDERS" at page 17) is surrendered or if the Surrender Value is received at maturity on the Annuity Commencement Date, a Surrender Charge will be calculated at the time of surrender and will be deducted from the Cash Value. A Surrender Charge will not be imposed against Cash Value surrendered in a Contract Year up to an amount equal to Net Purchase Payments made by the Contractholder prior to the Contract Year of the surrender and the preceding 7 Contract Years. In addition, the Surrender Charge, which otherwise would have been deducted, will not be deducted to the extent necessary to permit the Contractholder to obtain, an amount equal to the Guaranteed Free Surrender Amount (the "Guaranteed Free Surrender Amount"). (See "Guaranteed Free Surrender Amount" at page 21.) No Surrender Charge will be imposed if the surrender is a full surrender and the following conditions are met: (i) the Annuitant is age 59 1/2 or older on the date of the full surrender; (ii) the Contract has been in force for at least 10 Contract Years; and (iii) one or more Purchase Payments were remitted during each of at least 7 of the 10 Contract Years immediately preceding the date of surrender. Except in certain states, no Surrender Charge will be imposed if the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A. (See "Settlement Options" at page 24.) In no event will the aggregate Surrender Charge exceed 7 percent of the total Purchase Payments made in the Year of the surrender and during the 7 preceding Contract Years.

     For a partial surrender, the Surrender Charge will be deducted from any remaining Contract Value, if sufficient; otherwise, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount of the Variable Account in the same proportion that the amount of the partial surrender allocated against the Guaranteed Interest Account and each Subaccount bears to the total amount of the partial surrender. But, if there is insufficient cash value in the Guaranteed Interest Account or any Subaccount to provide for its proportionate share of the charge, then the entire charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Cash Value held in the Guaranteed Interest Account and each Subaccount bears to the Cash Value in the Guaranteed Interest Account and all Subaccounts.

     No Surrender Charge will be deducted from Death Benefits. (See "DEATH BENEFIT" at page 29.)

     For purposes of determining the Surrender Charge, surrenders will be attributed to payments on a first-in, first-out basis. Contractholders should note that this is different from the allocation method that is used for determining tax obligations. (See "FEDERAL TAX STATUS" at page 29.)

     Amount of Surrender Charge. The amount of the Surrender Charge is determined as follows:

     Step 1. Allocate Purchase Payments on a first-in, first-out basis to the amount surrendered (any Purchase Payments previously allocated to calculate a surrender charge are unavailable for allocation to calculate any future surrender charges); and

     Step 2. Multiply each such allocated Purchase Payment by the appropriate surrender charge percentage determined on the basis of the table below:

                       SURRENDER CHARGE PERCENTAGE TABLE

                                  # OF CONTRACT
                               ANNIVERSARIES SINCE                          SURRENDER
                                 PURCHASE PAYMENT                             CHARGE
                                     RECEIVED                               PERCENTAGE
        ------------------------------------------------------------------  ----------
             0............................................................       7%
             1............................................................       7
             2............................................................       6
             3............................................................       6
             4............................................................       5
             5............................................................       4
             6............................................................       3
             7............................................................       2
             8 (or more)..................................................       0

     Step 3.  Add the products of each multiplication in Step 2 above.

     Guaranteed Free Surrender Amount. The Surrender Charge may be reduced by using the Guaranteed Free Surrender Amount provided for in the Contract. For Non-qualified Contracts (and Contracts issued for

IRA and SEP-IRA) in certain states which have granted approval, the Guaranteed Free Surrender Amount provides that an amount up to 10% of the Contract's Cash Value (on the date the first partial surrender request is received during a Contract Year) may be surrendered without application of a surrender charge. For Qualified Contracts issued on or after May 1, 1994 (other than Contracts issued for IRA and SEP-IRA) in certain states which have granted approval, the Guaranteed Free Surrender Amount provides that the greater of $10,000, (but not more than the Contract's Cash Value) or 10% of the Contract's Cash Value (on the date the first partial surrender request is received during a Contract Year) may be surrendered without application of surrender charge. (See a registered representative of MSC who is also a licensed agent of the Company for which states have granted approval). For holders of Qualified Contracts issued before May 1, 1994 and for holders of Contracts in those states where approval has not been granted, the Guaranteed Free Surrender Amount for Qualified Contracts and Nonqualified Contracts is an amount up to 10% of the Contract's Cash Value (on the date the partial surrender request is received) which may be surrendered once during a Contract Year, provided no prior partial surrender was made during that Contract Year. The Company reserves the right to limit the number of partial surrenders made under the Guaranteed Free Surrender Amount to 12 during any Contract Year. Since Purchase Payments are allocated on a first-in, first-out basis, the free surrender amount will not reduce surrender charges to the extent that any Cash Value in that amount is equal to Purchase Payments received 8 or more Contract Anniversaries ago.

     For illustrations of how the Surrender Charge is calculated, see Appendix A beginning on page A-1 of this Prospectus.

     Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and the Variable Account. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

     The Company intends to administer the Contract itself through an arrangement whereby the Company may purchase some administrative services from MONY and such other sources as may be available.


     An Annual Contract Charge will be deducted from the Contract's Cash Value to help cover administrative expenses. Currently, for Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA) the amount of the charge is $30, but it may be increased to as much as $50 on 30 days' written notice to the Contractholder. For Qualified Contracts (other than those issued for IRA and SEP-IRA) currently the amount of the charge is reduced to $15, but it may be increased to as much as $50 on 30 days' written notice to the Contractholder, and will be increased to $30 in the event that the Contract is no longer a Qualified Contract. The charge will be deducted on (a) each Contract Anniversary prior to the Annuity Commencement Date, (b) the Annuity Commencement Date, and
(c) the date of full surrender (if that date is not a Contract Anniversary). The amount of the charge will be allocated against the Guaranteed Interest Account and each Subaccount of the Variable Account in the same proportion that the Cash Value in the Guaranteed Interest Account and each Subaccount bears to the Cash Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.


     Transfer Charge. The Company has reserved the right to impose a transfer charge, which will not exceed $25, for each transfer instructed by the Contractholder among the Subaccounts or to or from the Guaranteed Interest Account and one or more of the Subaccounts in excess of 4 transfers in a Contract Year, to compensate the Company for the costs of effectuating the transfer. Currently, the Company does not do so. The Company does not expect to make a profit from the transfer charge. This charge will be deducted from the Contract's Cash Value held in the Subaccount(s) from which the transfer is made, or from the Guaranteed Interest Account if a transfer is made therefrom, and will be allocated against these Subaccount(s) or the Guaranteed Interest Account in the same proportion as the amounts transferred. If there is insufficient value in a Subaccount or the Guaranteed Interest Account to provide for that Subaccount's or the Guaranteed Interest Account's proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See "Charges Against Cash
Value -- Annual Contract Charge" at page 21.)

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge will be deducted from the value of the net assets of the Variable Account to compensate the Company for mortality and expense risks assumed in connection with the Contract. This daily charge from the Variable Account will be at the rate of 0.003425 percent (equivalent to an annual rate of 1.25 percent) of the average daily net assets of the Variable Account. Of the
1.25 percent charge, .80 percent is for assuming mortality risks, and .45 percent is for assuming expense risks. The daily charge will be deducted from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425 percent multiplied by the number of days since the last Valuation Date.

     The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

     The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected, and that an aggregate amount of annuity benefits greater than that projected will accordingly be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 1/2 percent interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

     The Company does not expect to make a profit from the mortality and expense risk charge. Should, however, the amount of the charge exceed the amount needed, the excess will be retained by the Company in its general account. Should the amount of the charge be inadequate, the Company will pay the difference out of its general account.

TAXES

     Currently, no charge will be made against the Variable Account for federal income taxes. The Company may, however, make such a charge in the future if income or gains within the Variable Account will incur any federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "FEDERAL TAX STATUS" at page 29.)

INVESTMENT ADVISORY FEE


     Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Funds. The Company, as investment adviser to the MONY Series Fund, will receive monthly compensation with respect to the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios that it advises at an annual rate of 0.50 percent of the first $400 million of the aggregate average daily net assets of each of the MONY Series Fund Portfolios, 0.35 percent of the next $400 million of the aggregate average daily net assets of each of the MONY Series Fund Portfolios, and 0.30 percent of the aggregate average daily net assets of each of the MONY Series Fund Portfolios in excess of $800 million. The Company, as investment adviser to the MONY Series Fund, will receive monthly compensation with respect to the Money Market Portfolio that it advises at an annual rate of 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets of the Money Market Portfolio; and
0.30 percent of the average daily net assets of the Money Market Portfolio in excess of $800 million. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust monthly compensation with respect to the Equity, Small Cap, and Managed Portfolio that it advises at an annual rate of 0.80 percent of the first $400 million of the aggregate average daily net assets of those portfolios, 0.75 percent of the next $400 million of the aggregate average daily net assets of those portfolios, and
0.70 percent of the aggregate average daily net assets of those portfolios which exceed $800 million. OpCap Advisors, a subsidiary of Oppenheimer Capital, as sub-investment adviser to the Equity and Managed Portfolios of the Accumulation Trust, will receive from Enterprise Capital and not the Accumulation Trust .40 percent (0.30 percent of assets in excess of $1 billion) of the aggregate average daily net assets of the Equity and Managed Portfolios. GAMCO Investors, Inc., as sub-investment adviser to the Small Cap Portfolio of the Accumulation Trust, will receive from Enterprise Capital and not the Accumulation Trust, 0.40 percent (0.30 percent of assets in excess of $1 billion) of the aggregate average daily net assets of the Small Cap Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive with respect to the High Yield Bond Portfolio monthly compensation at an annual rate of 0.60 percent of the aggregate average daily net assets of the High Yield Bond Portfolio and Caywood Scholl Capital Corporation, as sub-investment adviser to the High Yield Bond Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, .30 percent of the aggregate average daily net assets (.252 percent for assets in excess of $100 million) of the High Yield Bond Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust will receive with respect to the International Growth Portfolio monthly compensation at an annual rate of .85 percent of the aggregate average daily net assets of the International Growth Portfolio, and Brinson Partners, as sub-investment adviser to the International Growth Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, .4495 percent (53% of the fee received by Enterprise Capital; the fee paid to Brinson Partners declines as assets exceed $100 million) of the aggregate average daily net assets of the International Growth Portfolio. The investment advisers will reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any of these Portfolios incurred by the Funds in any calendar year in which shares are being offered exceed the most restrictive expense limitations then in effect under any state securities law or regulation. Currently, the most restrictive expense limitation in effect limits expenses of each Fund Portfolio to an amount equal to 2.5 percent of the first $30 million of average daily net assets of the Portfolio, 2.0 percent of the next $70 million of average daily net assets of the Portfolios, and 1.5 percent of average daily net assets of the Portfolio in excess of $100 million.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

     Annuity payments under a Contract will begin on the Annuity Commencement Date that is selected by the Contractholder at the time the Contract is applied for. The Annuity Commencement Date chosen may be no earlier than the Contract Anniversary nearest the Annuitant's 10th birthday, and no later than the Contract Anniversary nearest the Annuitant's 95th birthday. The minimum number of years from the Contract Date to the Annuity Commencement Date is 10. The Annuity Commencement Date may be advanced to a date not earlier than the 10th Contract Anniversary or deferred from time to time by the Contractholder by written notice to the Company, provided that (1) notice of such deferral or advance is received by the Company prior to the then current Annuity Commencement Date, and (2) the new Annuity Commencement Date is a date which is not later than the Contract Anniversary nearest the Annuitant's 95th birthday. A particular retirement plan may contain other restrictions.

     On the Annuity Commencement Date, the Contract's Surrender Value will be applied to provide an annuity or any other option previously chosen by the Contractholder and permitted by the Company. A supplementary contract will be issued, and that contract will set forth the terms of the settlement. No payments may be requested under the Contract's surrender provisions after the Annuity Commencement Date, and no surrender will be permitted except as may be available under the Settlement Option elected.

     For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on the Annuity Commencement Date.

ELECTION AND CHANGE OF SETTLEMENT OPTION

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Contractholder may elect one or more of the Settlement Options described below, or such other settlement option (including a lump-sum payment) as may be agreed to by the Company. The Contractholder may also change any election, but written notice of an election or change of election must be received by the Company at its Operations Center prior to the Annuity Commencement Date. If no election is in effect on the Annuity Commencement Date, Settlement Option 3, for a Life Annuity with 10 years certain, based on the Annuitant's life, will be deemed to have been elected.

     Settlement Options may also be elected by the Contractholder or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" at page 19 and "Surrenders" at page 17.)

     Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

SETTLEMENT OPTIONS

     Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.

     Settlement Option 1 -- Interest Income: Interest on the proceeds at a rate (not less than 2 percent per year) set by the Company each year.

     Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

     Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

     Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

     Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2 percent per year.

     The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

     The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3 percent interest.

     Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will deem the election to have been made of the longest period certain.

     In Qualified Plans, settlement options available to Contractholders may be restricted by the terms of the plans.

FREQUENCY OF ANNUITY PAYMENTS

     Annuity payments will be paid as monthly installments unless the payee requests quarterly, semiannual, or annual installments at the time the option is chosen. However, if the net amount available to apply under any Settlement Option under any circumstances is less than $1,000, the Company shall have the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $25.

ADDITIONAL PROVISIONS

     The Company may require proof of age of the Annuitant before making any life annuity payment provided for by the Contract. If the age of the Annuitant has been misstated, the amount payable will be the amount that the amount settled would have provided at the correct age. Once life income payments have begun, any underpayments will be made up in one sum with the next annuity payment; overpayments will be deducted from the future annuity payments until the total is repaid.

     The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, due proof of the Annuitant's death must be submitted to the Company.

     Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company may require proof satisfactory to it that such condition has been met.

     The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

     Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related plan for which a Contract may be purchased.

                                OTHER PROVISIONS

OWNERSHIP

     The Contractholder has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and the Contingent Annuitant if one has been named), the Contractholder shall be the person so designated in the application, unless changed, or unless a Successor Contractholder becomes the Contractholder. On and after the death of the Annuitant (and the Contingent Annuitant, if applicable), the Beneficiary shall be the Contractholder.

     The Contractholder may name a Successor Contractholder or a new Contractholder at any time. If the Contractholder dies, the Successor Contractholder, if living, becomes the Contractholder. Any request for change must be: (1) made in writing; and (2) received at the Company. The change will become effective as of the date the written request is signed. A new choice of Contractholder or Successor Contractholder will not apply to any payment made or action taken by the Company prior to the time a request for change is received. Contractholders should consult a competent tax advisor prior to changing Contractholders.

PROVISION REQUIRED BY SECTION 72(s) OF THE CODE

     If the Contractholder of a Non-Qualified Plan dies before the Annuity Commencement Date and while the Annuitant is living, and if that Contractholder's spouse is not the Successor Contractholder as of the date of that Contractholder's death (as evidenced by proof satisfactory to the Company), then the Contract will be surrendered as of the date of that death. If the Successor Contractholder is the Beneficiary, the surrender proceeds may, at the option of the Successor Contractholder, be paid over the life of the Successor Contractholder. Such payments must begin no later than one year after such date of death. If the Successor Contractholder is a surviving spouse, then the surviving spouse will be treated as the new Contractholder of the Contract. Under such circumstances, it shall not be necessary to surrender the Contract. If the spouse is not the Successor Contractholder and there is no designated beneficiary, the proceeds must be distributed within 5 years after the date of death. However, under the terms of the Contract, if the spouse is not the Successor Contractholder, the Contract will be surrendered as of the date of death and the proceeds will be paid to the Beneficiary. This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

     Further, if the Contractholder dies on or after the Annuity Commencement Date, then any remaining portion of the proceeds will be distributed at least as rapidly as under the method of distribution being used as of the date of the Contractholder's death.

PROVISION REQUIRED BY SECTION 401(a)(9) OF THE CODE

     The entire interest of a Qualified Plan participant under the Contract will be distributed to the Contractholder or his/her Designated Beneficiary either by or beginning not later than April 1 of the calendar year following the calendar year in which the Qualified Plan Participant attains age 70 1/2. The period over which such distribution will be made is the life of such Participant or the lives of such Participant and Designated Beneficiary.

     Where distributions have begun in accordance with the previous paragraph and the Participant dies before the Contractholder's entire interest has been distributed to him/her, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death. If the Participant dies before the commencement of such distributions and there is no Designated Beneficiary, the Contract will be surrendered as of the date of death. The surrender proceeds must be distributed within 5 years after the date of death. But if there is a Designated Beneficiary, the surrender proceeds may, at the option of the Designated Beneficiary, be paid over the life of the Designated Beneficiary. In such case, distributions will begin not later than one year after the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, the date on which the distributions will begin shall not be earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forego distribution and treat the IRA as his/her own plan.

     It is the Contractholder's responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 403, and 408 of the Code.

CONTINGENT ANNUITANT

     Except where the Contract is issued in connection with a Qualified Plan, a Contingent Annuitant may be designated by the Contractholder. Such designation may be made once before annuitization, either (1) in the application for the Contract, or (2) after the Contract is issued, by written notice to the Company at its Operations Center. The Contingent Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Contingent Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to any payment made by the Company or action taken by the Company before receipt of the notice at the Company's Operations Center. The Contingent Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary nearest the Contingent Annuitant's 95th birthday.

     On the death of the Annuitant, the Contingent Annuitant will become the Annuitant, under the following conditions:

          (1) the death of the Annuitant must have occurred before the Annuity Commencement Date;

          (2) the Contingent Annuitant is living on the date of the Annuitant's death;

          (3) if the Annuitant was the Contractholder on the date of death, the Successor Contractholder must have been the Annuitant's spouse; and

          (4) if the Annuity Commencement Date is later than the Contract Anniversary nearest the Contingent Annuitant's 95th birthday, the Annuity Commencement Date will be automatically advanced to that Contract Anniversary.

     Effect of Contingent Annuitant's Becoming the Annuitant. If the Contingent Annuitant becomes the Annuitant at the death of the Annuitant, in accordance with the conditions specified above, the Death Benefit proceeds of the Contract will be paid to the Beneficiary only on the death of the Contingent Annuitant. If the Contingent Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be changed automatically to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Contingent Annuitant's executors or administrators, unless the Contractholder directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Contingent Annuitant as if the Contingent Annuitant were the Annuitant.

ASSIGNMENT

     The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Home Office. The Company is not responsible for assessing the validity or effect of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the assignment.

     If the Contract is issued pursuant to certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     Because an assignment may be a taxable event, a Contractholder should consult a competent tax advisor before assigning the Contract.

CHANGE OF BENEFICIARY

     So long as the Contract is in force, the Beneficiary or Successor Beneficiary may be changed by written request to the Company at its Operations Center in a form acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.

SUBSTITUTION OF SECURITIES

     If the shares of any Portfolio of the Funds should no longer be available for investment by the Variable Account or, if in the judgment of the Company's Board of Directors, further investment in shares of one or more of the Portfolios of the Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Purchase Payments under the Contract. A substitution of securities in any Subaccount will take place only with prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

MODIFICATION OF THE CONTRACTS

     Upon notice to the Contractholder, the Contract may be modified by the Company, but only if such modification (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company is subject or (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or (3) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts or the Guaranteed Interest Account or (4) provides additional

Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

     At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of shares of the Funds held by the Subaccounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS

     All of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Funds. The Company is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the MONY Series Fund or the Board of Trustees of the Accumulation Trust, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholder's meeting. To the extent required by law, the Company will vote the shares of each of the Funds held in the Variable Account (whether or not attributable to Contractholders) at shareholder meetings of each of the Funds in accordance with the instructions received from Contractholders. The number of votes will be determined as of the record date selected by the Board of Directors or the Board of Trustees of the respective Fund. The Company will furnish Contractholders with the proper forms to enable them to give it these instructions. Currently, the Company may disregard voting instructions under the circumstances described in the following paragraph.

     The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios of either or both of the Funds, or to approve or disapprove an investment adviser or principal underwriter for either or both of the Funds. In addition, the Company itself may disregard voting instructions that would require changes in the investment objectives or policies of any Portfolio or in an investment adviser or principal underwriter for either or both of the Funds, if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Contractholders of that action and its reasons for the action in the next semiannual report to Contractholders.

     Each Contractholder will have the equivalent of one vote per $100 of value attributable to the Contract held in each Subaccount of the Variable Account, with fractional votes for amounts less than $100. For voting purposes, this value attributable to the Contract is equal to the Cash Value. These votes, represented as votes per $100 of value in each Subaccount of the Variable Account, are converted into a proportionate number of votes in shares of the corresponding Portfolio of each of the Funds. Shares of each of the Funds held in each Subaccount for which no timely instructions from Contractholders are received will be voted by the Company in the same proportion as those shares in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, the Company may elect to vote shares of each of the Funds in its own right.

     The number of shares of the corresponding Portfolio of one of the Funds in a Subaccount for which instructions may be given by a Contractholder is determined by dividing the portion of the value attributable to the Contract held in that Subaccount by the net asset value of one share in the corresponding Portfolio of the respective Fund. In other words, if the value attributable to the Contract held in the Subaccount were $540 and the net asset value of the respective Fund's shares of the Portfolio held in that Subaccount were $20 per share on the record date, then the Contractholder could issue instructions on
5.4 votes (representing votes
per $100 of value attributable to the Contract held in the Subaccount), which would be converted into instructions on 27 shares of the respective Fund.

     Matters on which Contractholders may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement and Services Agreement, if any, for the Portfolio(s) of the Fund(s) corresponding to the Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Portfolio(s) corresponding to the Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the shareholders of either of the Funds. With respect to approval of the Investment Advisory Agreement or any change in a Portfolio's fundamental investment policies, Contractholders participating in that Portfolio will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

                         DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC"), a New York corporation which is a wholly-owned subsidiary of MONY, will act as the principal underwriter of the Contracts, pursuant to an underwriting agreement with the Company. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law to do so. Commissions and other expenses directly related to the sale of the Contract will not exceed 6.0 percent of Purchase Payments. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

INTRODUCTION


     The Contracts described in this Prospectus are designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Section 401, 403 (other than 403(b)), 408(b), and 457 of the Code. The ultimate effect of federal income taxes on the value of the Contract's Cash Value, on annuity payments, and on the economic benefit to the Contractholder, the Annuitant, and the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.


     The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is substantially nontaxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts offered by this Prospectus are designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract, except to the extent of participant (in the case of Qualified Plans) or Contractholder (in the case of Non-Qualified Plans) contributions, are generally taxable to the annuitant as ordinary income. Contractholders, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the United States Government and, where applicable, to state governments part of the taxable portion of each distribution made under a Contract unless the Contractholder or Annuitant provides his or her taxpayer identification number to the Company and notifies the Company that he or she chooses not to have amounts withheld.

     Under the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), for purposes of determining the amount includable in gross income with respect to distributions not received as an annuity, including deemed distributions resulting from gratuitous transfers, all annuity contracts issued by the same company to the same Contractholder during any 12 month period, other than those issued to qualified retirement plans, will be treated as one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefitted plans.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

     Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

ANNUITY CONTRACTS GOVERNED BY SECTION 403(b) OF THE CODE

     An annuity contract will not be treated as a Qualified Contract under
Section 403(b) of the Code unless distributions which are attributable to a contribution made pursuant to a salary reduction agreement may be paid only: (1) when the Contractholder attains age 59 1/2; (2) when the Contractholder separates from the service of his employer; (3) when the Contractholder dies;
(4) when the Contractholder becomes permanently disabled within the meaning of
Section 72(m)(7) of the Code; or (5) in the case of hardship. These restrictions generally apply to contributions made after December 31, 1988 and to any increase in Cash Value of the Contract after December 31, 1988. Therefore effective January 1, 1989 and thereafter, any contributions made, or increase in Cash Value, on or after January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Contractholder's Purchase Payments). However, any Purchase Payments that reflect employer contributions and the earnings thereon will not be restricted unless specifically provided for by the applicable employer's plan.

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in connection with Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b) of the Code.


RETIREMENT PLANS

     The Contracts described in this Prospectus currently are designed for use with the following types of retirement plans:

          (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

          (2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

          (3) Tax-Sheltered Annuity Plans established by certain educational and tax-exempt organizations under Section 403(b) of the Code. (Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.);

          (4) Deferred compensation plans provided by certain governmental entities under Section 457; and

          (5) Non-Qualified Plans.

     The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Contracts with the various types of retirement plans. Participants in such plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                             SPECIAL EXCHANGE OFFER

     Holders of flexible premium variable annuity contracts issued by the Company on and after November 1, 1987 will have a special right to exchange the contract which they hold for a Contract. The Company will waive all charges imposed upon the surrender of the contract which they hold, provided that (1) an application for the Contract be submitted upon the exercise of this special right, and (2) the special right is exercised not later than the expiration of 60 days from the latter of the date upon which the exchange program becomes effective and the date the Contract becomes available in the state in which such contractholder resides.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio and the Subaccount. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield" and "effective yield". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The

"effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Subaccounts other than the Money Market Subaccount. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the Surrender Charge. "Total return" for each of these Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Funds and the Variable Account, including any Surrender Charge imposed as a result of the full Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Funds and the Variable Account other than the Surrender Charge. Returns for periods exceeding one year reflect the average annual total return for such period. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year.

     Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Indices and the Lehman Brothers, Shearson, CDA/Wiesenberger, Russell, Merrill Lynch, and Wilshire indices, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison of performance.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Contractholders and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party. The Company and the principal underwriter are engaged in various kinds of routine litigation which, in the opinions of the Company and the principal underwriter, are not of material importance in relation to the total capital and surplus of the Company or the principal underwriter.

                              FINANCIAL STATEMENTS

     The financial statements for the Company should be distinguished from the financial statements of the Variable Account and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. The financial statements of the Company should not be considered as bearing on the investment performance of the assets held in the Variable Account. The financial statements of the Company and The Variable Account are included in the Statement of Additional Information.

                               TABLE OF CONTENTS

                                       OF

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1998


ITEM                                                                                    PAGE
--------------------------------------------------------------------------------------  ----
MONY Life Insurance Company of America................................................    1
Legal Opinion.........................................................................    1
Independent Accountants...............................................................    1
Federal Tax Status....................................................................    1
Performance Data......................................................................    5
Financial Statements..................................................................  F-1

     If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:


          MONY Life Insurance Company of America


        Mail Drop 8-27

        1740 Broadway
        New York, New York 10019

        Your name  ______________________________________

        Address  _________________________________________

        City ____________  State ____________  Zip  _______

     Please send me a copy of the MONY America Variable Account A Statement of Additional Information.

Policy B2-88/B4-88


FORM NO. 13454 (5/98)                                                   33-20453

                                   APPENDIX A

                        CALCULATION OF SURRENDER CHARGE

ILLUSTRATION 1

     Suppose an initial Purchase Payment of $15,000 is the only payment made, and no taxes are deducted from this payment. At the beginning of the third Contract Year, the Cash Value of the Contract has grown to $18,000 and the Contractholder requests a partial surrender of $2,000.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

               NUMBER OF CONTRACT
              ANNIVERSARIES SINCE                                     AMOUNT        AMOUNT AVAILABLE
                PURCHASE PAYMENT               CONTRACT YEAR        ALLOCATED       FOR ALLOCATION TO
                 RECEIVED BY US               PAYMENT RECEIVED     TO SURRENDER     FUTURE SURRENDERS
    ----------------------------------------  ----------------     ------------     -----------------
            0...............................          3               $    0             $     0
            1...............................          2                    0                   0
            2...............................          1                2,000              13,000

IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($1,800). Reduce the resulting amount allocated to surrender ($2,000) by the Guaranteed Free Surrender Amount ($1,800), and apply the Surrender Charge Percentages as follows:

          NUMBER OF CONTRACT                                                                AMOUNT OF
         ANNIVERSARIES SINCE                                  AMOUNT        SURRENDER       SURRENDER
           PURCHASE PAYMENT            CONTRACT YEAR        ALLOCATED         CHARGE         CHARGE
            RECEIVED BY US            PAYMENT RECEIVED     TO SURRENDER     PERCENTAGE     (AMT X PCT)
    ------------------------------    ----------------     ------------     ----------     -----------
            0.....................            3                $  0              7%            $ 0
            1.....................            2                   0              7               0
            2.....................            1                 200              6              12

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $12.

     The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the NonQualified Contract, for a total withdrawal of $2,012.

IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($1,800) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no Surrender Charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assuming that in the middle of the tenth Contract Year, a full surrender is requested. The Cash Value at the time of full surrender is $28,000. Since this is a full surrender, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value balance of $27,970. For this calculation, there is $13,000 of Purchase Payments made in the first Contract Year.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

                      NUMBER OF CONTRACT
                     ANNIVERSARIES SINCE                                               AMOUNT
                       PURCHASE PAYMENT                         CONTRACT YEAR       ALLOCATED TO
                        RECEIVED BY US                        PAYMENT RECEIVED       SURRENDER
    ------------------------------------------------------    -----------------     ------------
        0.................................................              10             $    0
        1.................................................               9                  0
        2.................................................               8                  0
        3.................................................               7                  0
        4.................................................               6                  0
        5.................................................               5                  0
        6.................................................               4                  0
        7.................................................               3                  0
        8 or more.........................................         1 and 2             13,000

IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($2,800) of the NonQualified Contract. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($2,800), and apply the Surrender Charge Percentages as follows:

           NUMBER OF CONTRACT                                                               AMOUNT OF
           ANNIVERSARIES SINCE                                 AMOUNT        SURRENDER      SURRENDER
            PURCHASE PAYMENT            CONTRACT YEAR       ALLOCATED TO      CHARGE         CHARGE
             RECEIVED BY US            PAYMENT RECEIVED      SURRENDER       PERCENTAGE    (AMT X PCT)
    ---------------------------------  ----------------     ------------     ---------     -----------
        0............................            10           $      0           7%             $0
        1............................             9                  0           7               0
        2............................             8                  0           6               0
        3............................             7                  0           6               0
        4............................             6                  0           5               0
        5............................             5                  0           4               0
        6............................             4                  0           3               0
        7............................             3                  0           2               0
        8 or more....................       1 and 2             10,200           0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($2,800) of the Qualified Contract or up to $10,000. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($10,000), and apply the Surrender Charge Percentages as follows:

           NUMBER OF CONTRACT                                                               AMOUNT OF
          ANNIVERSARIES SINCE                                 AMOUNT        SURRENDER       SURRENDER
            PURCHASE PAYMENT           CONTRACT YEAR       ALLOCATED TO       CHARGE         CHARGE
             RECEIVED BY US           PAYMENT RECEIVED      SURRENDER       PERCENTAGE     (AMT X PCT)
    --------------------------------  ----------------     ------------     ----------     -----------
        0...........................            10            $    0             7%            $ 0
        1...........................             9                 0             7               0
        2...........................             8                 0             6               0
        3...........................             7                 0             6               0
        4...........................             6                 0             5               0
        5...........................             5                 0             4               0
        6...........................             4                 0             3               0
        7...........................             3                 0             2               0
        8 or more...................       1 and 2             3,000             0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

     Since there are no Purchase Payments such that 7 or less policy anniversaries had passed since they were received, no part of the surrender proceeds are subject to a Surrender Charge. Hence, no Surrender Charge is assessed on this full surrender.

ILLUSTRATION 2

     Suppose Purchase Payments of $2,000 are made at the beginning of every Contract Year. No taxes are deducted from these Payments. In the middle of the third Contract Year, a partial surrender of $500 is requested. Suppose the Cash Value has grown to $7,000 at the time of the partial surrender request.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

               NUMBER OF CONTRACT
              ANNIVERSARIES SINCE                                     AMOUNT          AVAILABLE FOR
                PURCHASE PAYMENT               CONTRACT YEAR       ALLOCATED TO       ALLOCATION TO
                 RECEIVED BY US               PAYMENT RECEIVED      SURRENDER       FUTURE SURRENDERS
    ----------------------------------------  ----------------     ------------     -----------------
          0.................................          3                $  0              $ 2,000
          1.................................          2                   0                2,000
          2.................................          1                 500                1,500

IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($700) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($500) by the Guaranteed Free Surrender Amount ($700), and apply the Surrender Charge Percentages as follows:

           NUMBER OF CONTRACT                                                               AMOUNT OF
          ANNIVERSARIES SINCE                                 AMOUNT        SURRENDER       SURRENDER
            PURCHASE PAYMENT           CONTRACT YEAR       ALLOCATED TO       CHARGE         CHARGE
             RECEIVED BY US           PAYMENT RECEIVED      SURRENDER       PERCENTAGE     (AMT X PCT)
    --------------------------------  ----------------     ------------     ----------     -----------
          0.........................          3                 $0               7%            $ 0
          1.........................          2                  0               7               0
          2.........................          1                  0               6               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

     The partial surrender will be allocated to $500 of payments made in the first Contract Year. But since 10 percent of the Cash Value ($700) of the Non-Qualified Contract could be surrendered under the Guaranteed Free Surrender Amount Provision, the partial surrender of $500 could be withdrawn without a surrender charge.

IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($700) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 and less than 10% there is no surrender charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assume that Purchase Payments of $2,000 have continually been made at the beginning of each Contract Year, and that in the middle of the tenth Contract Year, a partial surrender of $7,500 is requested. The Cash Value is $32,600 at the time of the partial surrender request.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

              NUMBER OF CONTRACT                                                         AMOUNT
             ANNIVERSARIES SINCE                                      AMOUNT          AVAILABLE FOR
               PURCHASE PAYMENT                CONTRACT YEAR       ALLOCATED TO       ALLOCATION TO
                RECEIVED BY US                PAYMENT RECEIVED      SURRENDER       FUTURE SURRENDERS
    --------------------------------------    ----------------     ------------     -----------------
        0.................................              10            $    0             $ 2,000
        1.................................               9                 0               2,000
        2.................................               8                 0               2,000
        3.................................               7                 0               2,000
        4.................................               6                 0               2,000
        5.................................               5                 0               2,000
        6.................................               4             2,000                   0
        7.................................               3             2,000                   0
        8 or more.........................         1 and 2             3,500                   0

IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($3,260) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($3,500) in Contract Years 1 and 2 by the Guaranteed Free Surrender Amount ($3,260), and apply the Surrender Charge Percentages as follows:

           NUMBER OF CONTRACT                                                                   AMOUNT OF
          ANNIVERSARIES SINCE                                     AMOUNT        SURRENDER       SURRENDER
            PURCHASE PAYMENT               CONTRACT YEAR       ALLOCATED TO       CHARGE         CHARGE
             RECEIVED BY US               PAYMENT RECEIVED      SURRENDER       PERCENTAGE     (AMT X PCT)
----------------------------------------  ----------------     ------------     ----------     -----------
    6...................................             4            $2,000             3%            $60
    7...................................             3             2,000             2              40
    8 or more...........................       1 and 2               240             0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $100.

     The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the NonQualified Contract, for a total withdrawal of $7,600.

IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($3,260) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no surrender charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assuming that in the middle of the twelfth Contract Year, a full surrender with the full proceeds being settled under Settlement Option 3, Single Life Income for 10 years certain and during the balance of the annuitant's lifetime, payments of $2,000 have continuously been made at the beginning of each contract year. The Cash Value at the time of the full surrender is $26,000. Since this example assumes a full surrender is being made, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value of $25,970.

     Since the full proceeds are being applied to Settlement Option 3, the Surrender Charge is $0. The entire remaining Cash Value of $25,970 is applied to the settlement option.

                                 THE MONYMASTER

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 1998


                          INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                        MONY AMERICA VARIABLE ACCOUNT A

                                      AND

                     MONY LIFE INSURANCE COMPANY OF AMERICA


     This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 1998 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by MONY Life Insurance Company of America ("Company"). The prospectus is available, at no charge, by writing the Company at 1740 Broadway, New York, New York 10019, Mail Drop or by calling 1-800-487-6669.


                               TABLE OF CONTENTS


                                         ITEM                                       PAGE
    ------------------------------------------------------------------------------  ----
    MONY Life Insurance Company of America........................................     1
    Legal Opinion.................................................................     1
    Independent Accountants.......................................................     1
    Federal Tax Status............................................................     2
    Performance Data..............................................................     5
    Financial Statements..........................................................   F-1



     Form No. 13454SL(5/98)                                        33-20453

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America ("Company"), is a stock life insurance company organized in the state of Arizona. The Company is the corporate successor of Vico Credit Life Insurance Company, incorporated in Arizona on March 6, 1969, re-named Vico Life Insurance Company on July 7, 1972, and re-named Consumers National Life Insurance Company on December 22, 1977. The Mutual Life Insurance Company of New York ("MONY") purchased Consumers National Life Insurance Company on December 10, 1981 and changed the corporate name to MONY Life Insurance Company of America. The Company is currently licensed to sell life insurance in 49 states (not including New York), the District of Columbia, the U.S. Virgin Island, and Puerto Rico.


     MONY is a mutual life insurance company organized under the laws of the state of New York in 1842. The principal offices of both MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY had consolidated assets at the end of 1997 of approximately $22.0 billion. As of December 31, 1997, MONY had approximately $133.2 million invested in the Company to support its insurance operations. MONY intends from time to time to make additional capital contributions to the Company as needed to enable it to meet its reserve requirements and expenses in connection with its business. Generally, MONY is under no obligation to make such contributions, and its assets do not back the benefits payable under the Contracts.



     In September 1997, MONY announced that it had begun the process of demutualization. If completed, it is not expected that demutualization will have any material effect on MONY America Variable Account A or the Contract.



     At May 1, 1998, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A- (Excellent) based upon an analysis of financial condition and operating performance through the end of 1996. At the same date, the Company was rated A- on the same basis. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.


     The Company has a service agreement with MONY whereby MONY provides the Company with such personnel, facilities, etc., as are reasonably necessary for the conduct of the Company's business. These services are provided on a cost reimbursement basis. The Company intends to administer the Contract itself utilizing the services provided by MONY as a part of the Service Agreement.


     During 1997, the Company paid MONY $57,527,856 for all services provided under the Service Agreement.


                                 LEGAL OPINION

     Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of Arizona law pertaining to the Contract, including the validity of the Contract and the Company's right to issue the Contract, have been passed upon by Willard G. Eldred, Esq., then Vice President and Deputy General Counsel, MONY.

                            INDEPENDENT ACCOUNTANTS


     The audited financial statements of the Company and the Variable Account appearing on the following pages have been audited by Coopers & Lybrand L.L.P., independent accountants, and are included herein in reliance on the reports of said firm given on the authority of that firm as experts in accounting and auditing. Coopers & Lybrand L.L.P.'s office is located at 1301 Avenue of the Americas, New York, New York 10019.


                                       (1)

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice.

     Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF ANNUITIES IN GENERAL

     Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other nonindividual Contractholders, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     A Contractholder who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employee contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special elective 5-year (and, for certain eligible persons, 10-year) income averaging in the case of certain Qualified Contracts. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Contractholder's cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant's death, different tax rules apply. (See "Annuity Payments" below.)

     Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Surrender Value exceeds Purchase Payments less prior non-taxable distributions, and the balance is treated as a non-taxable return of principal to the Contractholder. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and non-taxable return of investment.

     There are special rules for Qualified Plans or contracts involving 85 percent or more employee contributions. Since the cost basis of Qualified Contracts is generally zero, however, partial surrender amounts will generally be fully taxed as ordinary income.

     A Contractholder who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments

                                       (2)
for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the Annuitant's last taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

PENALTY TAX

     Payments received by Contractholders, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59 1/2; (b) in a series of substantially equal payments made for life or life expectancy following separation from service; (c) after the death of the Contractholder (or, where the Contractholder is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer's attainment of age 55; or (f) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts received as an immediate annuity.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/ her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

DIVERSIFICATION STANDARDS

     The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

     The Secretary of the Treasury has announced that he expects to issue regulations or Revenue Rulings that will prescribe the circumstances in which a Contractholder's control of the investments of a segregated asset account may cause the Contractholder, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or Revenue Rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or Revenue Rulings. Since the regulations or

                                       (3)

Revenue Rulings have not been issued, there can be no assurance as to the content of such regulations or Revenue Rulings or even whether application of the regulations or Revenue Rulings will be prospective. For these reasons, Contractholders are urged to consult with their own tax advisers.

QUALIFIED PLANS

     The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits public school employees and employees of certain types of charitable organizations specified in Section 501(c)(3) of the Code and certain educational organizations to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Effective January 1, 1989, the Contracts have been withdrawn from sale to Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b).

H.R. 10 PLANS

     The Self-Employed Individuals Tax Retirement Act of 1962, as amended, which is commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as "Individual Retirement Accounts" and "Individual Retirement Annuities." These Individual Retirement Accounts and Annuities are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Account or Annuity.

CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

CERTAIN GOVERNMENTAL ENTITIES

     Section 457 of the Code permits certain governmental entities to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

                                       (4)

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven-day period ended December 31, 1997, the yield was 4.03% and the effective yield was 4.11%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in shares of the Money Market Portfolio of the Fund, the First Day Value reflects the per share net asset value of the Money Market Portfolio (which will normally be $1.00) and the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount due to the declaration of dividends (in the form of shares and including dividends (in the form of shares) on shares received as dividends) of the net investment income and the daily charges and deductions from the Subaccount for mortality and expense risks and a deduction for the Annual Contract Charge imposed on each Contract Anniversary which has been pro-rated to reflect the shortened 7-day period and allocated to the Money Market Subaccount in the proportion that the total value of the Money Market Subaccount bore to the total value of the Variable Account at the end of the period indicated. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Advisory Fee (which for calculating the yield and effective yield quoted above is assumed to be .40 percent, the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated). Not reflected in either the yield or effective yield are surrender charges, which will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

                                       (5)

SUBACCOUNTS OTHER THAN MONEY MARKET SUBACCOUNT

TOTAL RETURN:

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming full surrender of the Contract for cash at the end of the period, for the periods indicated is shown in the table below. This table does not reflect the impact of the tax laws, if any, on total return as a result of the surrender.

                        MONY AMERICA VARIABLE ACCOUNT A

                                  TOTAL RETURN
                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)


                                                                                                  FOR THE
                                      FOR THE             FOR THE             FOR THE          PERIOD SINCE
                                   1 YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED     INCEPTION THROUGH
          SUBACCOUNT             DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
-------------------------------  -----------------   -----------------   -----------------   -----------------
Equity.........................        17.38%              17.10%               N/A                15.89%
Small Cap......................        35.97%              14.16%               N/A                14.96%
Managed........................        15.00%              17.29%               N/A                18.43%
International Growth...........        -2.68%                N/A                N/A                 6.85%
High Yield Bond................         5.39%                N/A                N/A                10.72%
Intermediate Term Bond.........        -0.31%               3.92%              6.12%                6.97%
Long Term Bond.................         5.39%               7.17%              8.81%                9.51%
Government Securities..........        -0.88%               2.97%               N/A                 4.58%


---------------
MONY America Variable Account A commenced operations on November 25, 1987. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of the corresponding portfolio of the respective Fund, which is August 1988 for the Equity and Managed Portfolios, September 1988 for the Small Cap Portfolio, March 1985 for the Intermediate Term Bond and Long Term Bond Portfolios, May 1991 for the Government Securities Portfolio, and November 1994 for the International Growth, and for the High Yield Bond Portfolios. Total return is not indicative of future performance.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Funds were reinvested, and that the Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Funds (including the Investment Advisory Fees described in the Prospectus (see "Investment Advisory Fee" at page 23) and the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender and a deduction for the Annual Contract Charge imposed on each Contract Anniversary and upon full surrender and allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated.

                                       (6)

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods indicated, is shown in the table below.

                        MONY AMERICA VARIABLE ACCOUNT A
                                  TOTAL RETURN
                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)


                                                                                                  FOR THE
                                      FOR THE             FOR THE             FOR THE          PERIOD SINCE
                                   1 YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED     INCEPTION THROUGH
          SUBACCOUNT             DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
-------------------------------  -----------------   -----------------   -----------------   -----------------
Equity.........................        23.52%              17.51%                N/A               15.89%
Small Cap......................        41.98%              14.63%                N/A               14.96%
Managed........................        21.16%              17.69%                N/A               18.43%
International Growth...........         3.60%                 N/A                N/A                8.39%
High Yield Bond................        11.61%                 N/A                N/A               12.12%
Intermediate Term Bond.........         5.94%               4.66%              6.12%                6.97%
Long Term Bond.................        11.61%               7.81%              8.81%                9.51%
Government Securities..........         5.38%               3.74%                N/A                4.93%


---------------
MONY America Variable Account A commenced operations on November 25, 1987. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of the corresponding portfolio of the respective Fund, which is August 1988 for the Equity and Managed Portfolios, September 1988 for the Small Cap Portfolio, March 1985 for the Intermediate Term Bond and Long Term Bond Portfolios, May 1991 for the Government Securities Portfolio, and November 1994 for the International Growth and for the High Yield Bond Portfolios. Total return is not indicative of future performance.

     The table above reflects the same assumptions and results as the table appearing on page 6, except that no contingent deferred sales (surrender) charge has been deducted. The data reflected in the table above reflects the average annual total return a Contractholder would have received during that period if he did not surrender his Contract.


     In addition to the average annual total returns shown above, average annual total returns may also be shown for the average purchase payment made by a purchaser of the Contract. For 1997, this amount was $25,000. The following tables show average annual total returns calculated on the same basis as the two tables above, except that the purchase payment is $25,000.


                                       (7)

                        MONY AMERICA VARIABLE ACCOUNT A

                                  TOTAL RETURN
                   (ASSUMING $25,000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)


                                                                                                  FOR THE
                                      FOR THE             FOR THE             FOR THE          PERIOD SINCE
                                   1 YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED     INCEPTION THROUGH
          SUBACCOUNT             DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
-------------------------------  -----------------   -----------------   -----------------   -----------------
Equity.........................        18.07%              17.68%                N/A               16.33%
Small Cap......................        36.58%              14.69%                N/A               15.34%
Managed........................        16.77%              18.76%                N/A               19.41%
International Growth...........        -2.31%                 N/A                N/A                7.28%
High Yield Bond................         5.76%                 N/A                N/A               11.14%
Intermediate Term Bond.........         0.11%               4.32%              6.43%                7.22%
Long Term Bond.................         5.82%               7.55%              9.11%                9.74%
Government Securities..........        -0.42%               3.42%                N/A                5.00%


---------------
MONY America Variable Account A commenced operations on November 25, 1987. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of the corresponding portfolio of the respective Fund, which is August 1988 for the Equity and Managed Portfolios, September 1988 for the Small Cap Portfolio, March 1985 for the Intermediate Term Bond and Long Term Bond Portfolios, May 1991 for the Government Securities Portfolio, and November 1994 for the International Growth and for the High Yield Bond Portfolios. Total return is not indicative of future performance.

                        MONY AMERICA VARIABLE ACCOUNT A

                                  TOTAL RETURN
                   (ASSUMING $25,000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)


                                                                                                  FOR THE
                                      FOR THE             FOR THE             FOR THE          PERIOD SINCE
                                   1 YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED     INCEPTION THROUGH
          SUBACCOUNT             DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
-------------------------------  -----------------   -----------------   -----------------   -----------------
Equity.........................        24.20%              18.08%                N/A               16.33%
Small Cap......................        42.59%              15.15%                N/A               15.34%
Managed........................        22.91%              19.14%                N/A               19.41%
International Growth...........         3.96%                 N/A                N/A                8.71%
High Yield Bond................        11.98%                 N/A                N/A               12.44%
Intermediate Term Bond.........         6.36%               5.05%              6.43%                7.22%
Long Term Bond.................        12.03%               8.18%              9.11%                9.74%
Government Securities..........         5.84%               4.17%                N/A                5.29%


---------------
MONY America Variable Account A commenced operations on November 25, 1987. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of the corresponding portfolio of the respective Fund, which is August 1988 for the Equity and Managed Portfolios, September 1988 for the Small Cap Portfolio, March 1985 for the Intermediate Term Bond and Long Term Bond Portfolios, May 1991 for the Government Securities Portfolio, and November 1994 for the International Growth and for the High Yield Bond Portfolios. Total return is not indicative of future performance.

                                       (8)

30-DAY YIELD:

     The yield for the Intermediate Term Bond, Long Term Bond, Government Securities and High Yield Bond Subaccounts is shown in the table below.

                        MONY AMERICA VARIABLE ACCOUNT A

                            YIELD FOR 30-DAY PERIOD


                                                     INTERMEDIATE   LONG TERM   GOVERNMENT   HIGH YIELD
              YIELD FOR 30 DAYS ENDED                 TERM BOND       BOND      SECURITIES      BOND
---------------------------------------------------  ------------   ---------   ----------   ----------
December 31, 1997..................................    4.78%         5.09%       4.43%        6.55%


---------------
The 30-day yield is not indicative of future results.

     For the Intermediate Term Bond, and Long Term Bond, Government Securities, and High Yield Bond Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the contingent deferred sales (surrender) charge. The surrender charge will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

     Net investment income of the corresponding Portfolio less all charges and expenses imposed by the Variable Account is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                                       (9)

YEAR TO DATE TOTAL RETURN:


     The tables below show total returns for the year to date (January 1, 1998 to February 13, 1998) which have not been annualized and which assume, respectively, a $1,000 and a $25,000 payment made at the beginning of the period and reflecting the same assumptions and results as the table appearing on page 5, except, in the case of the column headed "Contract Continues In Force", no contingent deferred sales (surrender) charge or annual contract charge has been deducted:


                        MONY AMERICA VARIABLE ACCOUNT A

                           YEAR TO DATE TOTAL RETURN

                         JANUARY 1 TO FEBRUARY 13, 1998

                (ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD)


                                                               SURRENDER AT    CONTRACT CONTINUES
                           SUBACCOUNT                          END OF PERIOD        IN FORCE
    ---------------------------------------------------------  -------------   ------------------
    Equity...................................................    -3.22%           3.78%
    Managed..................................................    -4.09%           4.02%
    Small Cap................................................    -2.91%           4.01%
    International Growth.....................................    -1.29%           5.35%
    High Yield Bond..........................................    -3.77%           2.90%
    Intermediate Term Bond...................................    -5.52%           1.20%
    Long Term Bond...........................................    -5.41%           1.31%
    Government Securities....................................    -5.92%           0.86%


                        MONY AMERICA VARIABLE ACCOUNT A

                           YEAR TO DATE TOTAL RETURN

                         JANUARY 1 TO FEBRUARY 13, 1998

               (ASSUMING $25,000 PAYMENT AT BEGINNING OF PERIOD)


                                                             SURRENDER AT      CONTRACT CONTINUES
                          SUBACCOUNT                         END OF PERIOD          IN FORCE
    -------------------------------------------------------  -------------     ------------------
    Equity.................................................      -2.52%               3.78%
    Managed................................................      -2.33%               4.02%
    Small Cap..............................................      -2.29%               4.01%
    International Growth...................................      -0.93%               5.35%
    High Yield Bond........................................      -3.40%               2.90%
    Intermediate Term Bond.................................      -5.11%               1.20%
    Long Term Bond.........................................      -4.99%               1.31%
    Government Securities..................................      -5.45%               0.86%


OTHER NON-STANDARDIZED PERFORMANCE DATA:

     From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

                              FINANCIAL STATEMENTS

     The financial statements of the Company should be distinguished from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                      (10)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS


                                                                                        PAGE
                                                                                        -----
With respect to MONY America Variable Account A
  Report of Independent Accountants...................................................  F-2
  Statements of assets and liabilities as of December 31, 1997........................  F-3
  Statements of operations for the year ended December 31, 1997.......................  F-6
  Statements of changes in net assets.................................................  F-9
  Notes to financial statements.......................................................  F-13
With respect to MONY Life Insurance Company of America:
  Report of Independent Accountants...................................................  F-17
  Statements of admitted assets, liabilities and surplus as of December 31, 1997 and
     1996.............................................................................  F-18
  Statements of operations for the years ended December 31, 1997 and 1996.............  F-19
  Statements of capital and surplus for the years ended December 31, 1997 and 1996....  F-20
  Statements of cash flows for the years ended December 31, 1997 and 1996.............  F-21
  Notes to financial statements.......................................................  F-22

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of

MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account A:


     We have audited the accompanying statements of assets and liabilities of MONY America Variable Account A (comprising, respectively, the MONY Series Fund, Inc.'s Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities and Money Market Subaccounts; the Enterprise Accumulation Trust's Equity, Small Cap, Managed, International Growth and High Yield Bond Subaccounts; and the OCC Accumulation Trust's Money Market, Bond, Equity, Small Cap, and Managed Subaccounts) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY America's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account A as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                    MONY SERIES FUND, INC.
                             ----------------------------------------------------------------------------------------------------
                               EQUITY        EQUITY      INTERMEDIATE     LONG TERM                      MONEY        GOVERNMENT
                               GROWTH        INCOME       TERM BOND         BOND        DIVERSIFIED      MARKET       SECURITIES
                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                             ----------    ----------    ------------    -----------    ----------    ------------    -----------
          ASSETS
Investments at cost (Note
  4)......................   $ 984,605     $ 945,478     $34,084,201     $54,686,512    $1,184,974    $130,080,440    $20,107,823
                             ==========    ==========    ===========     ===========    ==========    ============    ===========
Investments in MONY Series
  Fund, Inc., at net asset
  value (Note 2)..........   $1,500,365    $1,438,034    $35,861,201     $60,357,650    $1,673,300    $130,080,440    $20,983,471
Amount due from MONY
  America.................           0             0           1,349           3,473            0        1,852,198             29
Amount due from MONY
  Series Fund, Inc. ......           6             0           7,583           8,865           24           18,717          2,929
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
        Total assets......   1,500,371     1,438,034      35,870,133      60,369,988    1,673,324      131,951,355     20,986,429
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
       LIABILITIES
Amount due to MONY
  America.................           6             0           7,583           8,865           24           18,717          2,929
Amount due to MONY Series
  Fund, Inc...............           0             0           1,349           3,473            0        1,852,198             29
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
        Total
          liabilities.....           6             0           8,932          12,338           24        1,870,915          2,958
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
Net assets................   $1,500,365    $1,438,034    $35,861,201     $60,357,650    $1,673,300    $130,080,440    $20,983,471
                             ==========    ==========    ===========     ===========    ==========    ============    ===========
Net assets consist of:
  Contractholders' net
    payments..............   $ 281,230     $  53,157     $28,232,151     $42,643,700    $ (63,374)    $114,069,375    $19,377,411
  Undistributed net
    investment income.....     228,580       519,534       6,011,994      11,013,063      730,917       16,011,065        452,841
  Accumulated net realized
    gain (loss) on
    investments...........     474,795       372,787        (159,944)      1,029,749      517,431                0        277,571
  Unrealized appreciation
    of investments........     515,760       492,556       1,777,000       5,671,138      488,326                0        875,648
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
Net assets................   $1,500,365    $1,438,034    $35,861,201     $60,357,650    $1,673,300    $130,080,440    $20,983,471
                             ==========    ==========    ===========     ===========    ==========    ============    ===========
Number of units
  outstanding*............      37,580        37,519       1,941,792       2,645,732       55,440        8,585,010      1,761,542
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
Net asset value per unit
  outstanding*............   $   39.92     $   38.33     $     18.47     $     22.81    $   30.18     $      15.15    $     11.91
                             ==========    ==========    ===========     ===========    ==========    ============    ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                          ENTERPRISE ACCUMULATION TRUST
                                    --------------------------------------------------------------------------
                                                                                   INTERNATIONAL   HIGH YIELD
                                       EQUITY       SMALL CAP        MANAGED          GROWTH          BOND
                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                    ------------   ------------   --------------   -------------   -----------
              ASSETS
Investments at cost (Note 4)......  $353,820,012   $255,536,588   $1,777,336,359    $ 64,662,367   $56,709,738
                                    ============   ============   ==============     ===========   ===========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)..................  $441,299,198   $317,339,769   $2,312,921,552    $ 65,176,534   $58,871,661
Amount due from MONY America......        50,356         18,364           90,834           2,196           414
Amount due from Enterprise
  Accumulation Trust..............        80,584         11,615          267,380           3,122         1,479
                                    ------------   ------------   --------------     -----------   -----------
          Total assets............   441,430,138    317,369,748    2,313,279,766      65,181,852    58,873,554
                                    ------------   ------------   --------------     -----------   -----------
           LIABILITIES
Amount due to MONY America........        80,584         11,615          267,380           3,122         1,479
Amount due to Enterprise
  Accumulation Trust..............        50,356         18,364           90,834           2,196           414
                                    ------------   ------------   --------------     -----------   -----------
          Total liabilities.......       130,940         29,979          358,214           5,318         1,893
                                    ------------   ------------   --------------     -----------   -----------
Net assets........................  $441,299,198   $317,339,769   $2,312,921,552    $ 65,176,534   $58,871,661
                                    ============   ============   ==============     ===========   ===========
Net assets consist of:
  Contractholders' net payments...  $279,663,113   $196,881,346   $1,262,187,746    $ 58,787,845   $50,416,401
  Undistributed net investment
     income.......................    19,341,725     39,243,879      163,883,632       1,628,241     5,579,860
  Accumulated net realized gain on
     investments..................    54,815,174     19,411,363      351,264,981       4,246,281       713,477
  Unrealized appreciation of
     investments..................    87,479,186     61,803,181      535,585,193         514,167     2,161,923
                                    ------------   ------------   --------------     -----------   -----------
Net assets........................  $441,299,198   $317,339,769   $2,312,921,552    $ 65,176,534   $58,871,661
                                    ============   ============   ==============     ===========   ===========
Number of units outstanding*......    10,706,757      8,401,211       43,843,754       5,021,078     4,081,656
                                    ------------   ------------   --------------     -----------   -----------
Net asset value per unit
  outstanding*....................  $      41.22   $      37.77   $        52.75    $      12.98   $     14.42
                                    ============   ============   ==============     ===========   ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                                 OCC ACCUMULATION TRUST
                                             ---------------------------------------------------------------
                                               MONEY
                                               MARKET        BOND        EQUITY     SMALL CAP      MANAGED
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                             ----------   ----------   ----------   ----------   -----------
                  ASSETS
Investments at cost (Note 4)...............  $1,701,986   $1,253,838   $1,719,684   $2,921,414   $29,637,161
                                             ==========   ==========   ==========   ==========   ===========
Investments in OCC Accumulation Trust, at
  net asset value (Note 2).................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
Amount due from OCC Accumulation Trust.....           0            0       25,168            0        31,071
                                             ----------   ----------   ----------   ----------   -----------
          Total assets.....................   1,701,986    1,286,515    3,075,092    4,088,659    47,639,628
                                             ----------   ----------   ----------   ----------   -----------
                LIABILITIES
Amount due to MONY America.................           0            0       25,168            0        31,071
                                             ----------   ----------   ----------   ----------   -----------
Net assets.................................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
                                             ==========   ==========   ==========   ==========   ===========
Net assets consist of:
  Contractholders' net payments............  $1,375,548   $  871,885   $1,017,492   $2,466,472   $16,884,479
  Undistributed net investment income......     326,438      353,701       96,597      171,376     1,401,493
  Accumulated net realized gain on
     investments...........................           0       28,252      605,595      283,566    11,351,189
  Unrealized appreciation of investments...           0       32,677    1,330,240    1,167,245    17,971,396
                                             ----------   ----------   ----------   ----------   -----------
Net assets.................................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
                                             ==========   ==========   ==========   ==========   ===========
Number of units outstanding*...............     122,178       75,192       74,411      117,879       932,054
                                             ----------   ----------   ----------   ----------   -----------
Net asset value per unit outstanding*......  $    13.93   $    17.11   $    40.99   $    34.69   $     51.08
                                             ==========   ==========   ==========   ==========   ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                    MONY SERIES FUND, INC.
                               ------------------------------------------------------------------------------------------------
                                 EQUITY       EQUITY     INTERMEDIATE    LONG TERM                      MONEY       GOVERNMENT
                                 GROWTH       INCOME      TERM BOND         BOND       DIVERSIFIED     MARKET       SECURITIES
                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                               ----------   ----------   ------------   ------------   ----------   -------------   -----------
Dividend income..............   $106,179    $ 148,017    $  1,895,013   $  3,136,904   $ 146,889    $   6,788,047   $   607,853
Mortality and expense risk
  charges (Note 3)...........    (17,221)     (16,999)       (427,192)      (666,186)    (23,878)      (1,645,030)     (214,819)
                                --------    ---------     -----------   ------------   ---------    -------------   -----------
Net investment income........     88,958      131,018       1,467,821      2,470,718     123,011        5,143,017       393,034
                                --------    ---------     -----------   ------------   ---------    -------------   -----------
Realized and unrealized gain
  on investments (Note 2):
  Proceeds from sales........     55,200      244,471       8,372,489     12,468,873     703,679      788,436,603     4,138,353
  Cost of shares sold........    (33,431)    (137,574)     (8,085,554)   (11,001,832)   (470,085)    (788,436,603)   (4,046,217)
                                --------    ---------     -----------   ------------   ---------    -------------   -----------
Net realized gain on
  investments................     21,769      106,897         286,935      1,467,041     233,594                0        92,136
Net increase in unrealized
  appreciation of
  investments................    228,905      112,714         383,054      2,326,867      41,876                0       518,951
                                --------    ---------     -----------   ------------   ---------    -------------   -----------
Net realized and unrealized
  gain on investments........    250,674      219,611         669,989      3,793,908     275,470                0       611,087
                                --------    ---------     -----------   ------------   ---------    -------------   -----------
Net increase in net assets
  resulting from
  operations.................   $339,632    $ 350,629    $  2,137,810   $  6,264,626   $ 398,481    $   5,143,017   $ 1,004,121
                                ========    =========     ===========   ============   =========    =============   ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            ENTERPRISE ACCUMULATION TRUST
                                      -------------------------------------------------------------------------
                                                                                    INTERNATIONAL   HIGH YIELD
                                         EQUITY       SMALL CAP        MANAGED         GROWTH          BOND
                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                      ------------   ------------   -------------   -------------   -----------
Dividend income.....................  $ 14,616,618   $ 26,987,250   $ 104,785,893   $   1,926,290   $ 3,996,565
Mortality and expense risk charges
  (Note 3)..........................    (4,481,783)    (2,887,071)    (25,377,487)       (754,671)     (546,695)
                                      ------------   ------------   -------------    ------------   -----------
Net investment income...............    10,134,835     24,100,179      79,408,406       1,171,619     3,449,870
                                      ------------   ------------   -------------    ------------   -----------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...............    72,220,351     39,894,047     457,425,449      18,298,568     8,419,722
  Cost of shares sold...............   (40,672,974)   (27,693,191)   (255,319,160)    (15,131,932)   (7,958,240)
                                      ------------   ------------   -------------    ------------   -----------
Net realized gain on investments....    31,547,377     12,200,856     202,106,289       3,166,636       461,482
Net increase (decrease) in
  unrealized appreciation of
  investments.......................    34,785,044     43,551,752     125,071,710      (3,024,032)    1,157,688
                                      ------------   ------------   -------------    ------------   -----------
Net realized and unrealized gain on
  investments.......................    66,332,421     55,752,608     327,177,999         142,604     1,619,170
                                      ------------   ------------   -------------    ------------   -----------
Net increase in net assets resulting
  from operations...................  $ 76,467,256   $ 79,852,787   $ 406,586,405   $   1,314,223   $ 5,069,040
                                      ============   ============   =============    ============   ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                   OCC ACCUMULATION TRUST
                                              -----------------------------------------------------------------
                                                 MONEY
                                                MARKET         BOND         EQUITY     SMALL CAP      MANAGED
                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                              -----------   -----------   ----------   ----------   -----------
Dividend income.............................  $   115,863   $   103,714   $  123,628   $  161,545   $ 1,984,204
Mortality and expense risk charges (Note
  3)........................................      (31,602)      (20,786)     (38,298)     (48,000)     (592,235)
                                              -----------    ----------    ---------    ---------    ----------
Net investment income.......................       84,261        82,928       85,330      113,545     1,391,969
                                              -----------    ----------    ---------    ---------    ----------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales.......................    5,594,899     2,568,735      646,222      385,164    12,706,470
  Cost of shares sold.......................   (5,594,899)   (2,585,930)    (354,973)    (279,748)   (6,945,376)
                                              -----------    ----------    ---------    ---------    ----------
Net realized gain (loss) on investments.....            0       (17,195)     291,249      105,416     5,761,094
Net increase in unrealized appreciation of
  investments...............................            0        22,568      311,925      482,224     1,865,204
                                              -----------    ----------    ---------    ---------    ----------
Net realized and unrealized gain on
  investments...............................            0         5,373      603,174      587,640     7,626,298
                                              -----------    ----------    ---------    ---------    ----------
Net increase in net assets resulting from
  operations................................  $    84,261   $    88,301   $  688,504   $  701,185   $ 9,018,267
                                              ===========    ==========    =========    =========    ==========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         MONY SERIES FUND, INC.
                                           ----------------------------------------------------------------------------------
                                                EQUITY GROWTH               EQUITY INCOME            INTERMEDIATE TERM BOND
                                                  SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                           ------------------------    ------------------------    --------------------------
                                              1997          1996          1997          1996          1997           1996
                                           ----------    ----------    ----------    ----------    -----------    -----------
From operations:
  Net investment income (loss)..........   $   88,958    $  (12,700)   $  131,018    $  (12,569)   $ 1,467,821    $  (400,003)
  Net realized gain (loss) on
    investments.........................       21,769        92,019       106,897        81,521        286,935       (325,039)
  Net increase (decrease) in unrealized
    appreciation of investments.........      228,905       101,576       112,714       130,528        383,054      1,497,596
                                           ----------    ----------    ----------    ----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations.............      339,632       180,895       350,629       199,480      2,137,810        772,554
                                           ----------    ----------    ----------    ----------    -----------    -----------
From unit transactions:
  Net proceeds from the issuance of
    units...............................       64,958       173,420        10,553        84,957      7,883,206      7,367,531
  Net asset value of units redeemed or
    used to meet contract obligations...      (18,731)     (208,218)     (196,802)     (144,895)    (7,423,806)    (5,502,520)
                                           ----------    ----------    ----------    ----------    -----------    -----------
Net increase (decrease) from unit
  transactions..........................       46,227       (34,798)     (186,249)      (59,938)       459,400      1,865,011
                                           ----------    ----------    ----------    ----------    -----------    -----------
Net increase in net assets..............      385,859       146,097       164,380       139,542      2,597,210      2,637,565
Net assets beginning of year............    1,114,506       968,409     1,273,654     1,134,112     33,263,991     30,626,426
                                           ----------    ----------    ----------    ----------    -----------    -----------
Net assets end of year*.................   $1,500,365    $1,114,506    $1,438,034    $1,273,654    $35,861,201    $33,263,991
                                           ==========    ==========    ==========    ==========    ===========    ===========
Units outstanding beginning of year.....       36,033        37,368        43,089        45,391      1,916,050      1,806,518
Units issued during the year............        1,961         6,064           353         3,083        444,683        435,583
Units redeemed during the year..........         (414)       (7,399)       (5,923)       (5,385)      (418,941)      (326,051)
                                           ----------    ----------    ----------    ----------    -----------    -----------
Units outstanding end of year...........       37,580        36,033        37,519        43,089      1,941,792      1,916,050
                                           ==========    ==========    ==========    ==========    ===========    ===========

---------------
* Includes undistributed net investment
  income of:                               $  228,580    $  139,622    $  519,534    $  388,516    $ 6,011,994    $ 4,544,173

                                             MONY SERIES FUND, INC.
                                          ----------------------------
                                                 LONG TERM BOND
                                                   SUBACCOUNT
                                          ----------------------------
                                              1997            1996
                                          ------------    ------------
From operations:
  Net investment income (loss)..........  $  2,470,718    $   (617,564)
  Net realized gain (loss) on
    investments.........................     1,467,041         146,065
  Net increase (decrease) in unrealized
    appreciation of investments.........     2,326,867        (365,732)
                                          ------------    ------------
Net increase (decrease) in net assets
  resulting from operations.............     6,264,626        (837,231)
                                          ------------    ------------
From unit transactions:
  Net proceeds from the issuance of
    units...............................    13,719,649      14,906,160
  Net asset value of units redeemed or
    used to meet contract obligations...   (10,658,828)    (14,275,641)
                                          ------------    ------------
Net increase (decrease) from unit
  transactions..........................     3,060,821         630,519
                                          ------------    ------------
Net increase in net assets..............     9,325,447        (206,712)
Net assets beginning of year............    51,032,203      51,238,915
                                          ------------    ------------
Net assets end of year*.................  $ 60,357,650    $ 51,032,203
                                          ============    ============
Units outstanding beginning of year.....     2,506,531       2,477,673
Units issued during the year............       653,780         761,674
Units redeemed during the year..........      (514,579)       (732,816)
                                          ------------    ------------
Units outstanding end of year...........     2,645,732       2,506,531
                                          ============    ============
---------------
* Includes undistributed net investment
  income of:                              $ 11,013,063    $  8,542,345

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      MONY SERIES FUND, INC. (CONTINUED)
                                              -----------------------------------------------------------------------------------
                                                                                                               GOVERNMENT
                                                    DIVERSIFIED                 MONEY MARKET                   SECURITIES
                                                    SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                              -----------------------   -----------------------------   -------------------------
                                                 1997         1996          1997            1996           1997          1996
                                              ----------   ----------   -------------   -------------   -----------   -----------
From operations:
  Net investment income (loss)..............  $  123,011   $  (22,534)  $   5,143,017   $   3,697,484   $   393,034   $  (135,450)
  Net realized gain on investments..........     233,594       78,628               0               0        92,136        92,366
  Net increase in unrealized appreciation of
    investments.............................      41,876      166,348               0               0       518,951       360,512
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase in net assets resulting from
  operations................................     398,481      222,442       5,143,017       3,697,484     1,004,121       317,428
                                              ----------   ----------   -------------   -------------   -----------   -----------
From unit transactions:
  Net proceeds from the issuance of units...      42,121      108,458     771,270,721     579,470,083     9,322,729     9,252,639
  Net asset value of units redeemed or used
    to meet contract obligations............    (634,220)    (270,309)   (766,971,962)   (553,816,098)   (3,626,150)   (2,761,464)
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase (decrease) from unit
  transactions..............................    (592,099)    (161,851)      4,298,759      25,653,985     5,696,579     6,491,175
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase (decrease) in net assets.......    (193,618)      60,591       9,441,776      29,351,469     6,700,700     6,808,603
Net assets beginning of year................   1,866,918    1,806,327     120,638,664      91,287,195    14,282,771     7,474,168
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net assets end of year*.....................  $1,673,300   $1,866,918   $ 130,080,440   $ 120,638,664   $20,983,471   $14,282,771
                                              ==========   ==========   =============   =============   ===========   ===========
Units outstanding beginning of year.........      76,353       83,511       8,278,977       6,504,679     1,269,214       679,711
Units issued during the year................       1,688        4,729      51,933,520      40,508,568       807,156       829,627
Units redeemed during the year..............     (22,601)     (11,887)    (51,627,487)    (38,734,270)     (314,828)     (240,124)
                                              ----------   ----------   -------------   -------------   -----------   -----------
Units outstanding end of year...............      55,440       76,353       8,585,010       8,278,977     1,761,542     1,269,214
                                              ==========   ==========   =============   =============   ===========   ===========

---------------
* Includes undistributed net investment
  income of:                                  $  730,917   $  607,906   $  16,011,065   $  10,868,048   $   452,841   $    59,807

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            ENTERPRISE ACCUMULATION TRUST
                                                      --------------------------------------------------------------------------
                                                                EQUITY                       SMALL CAP               MANAGED
                                                              SUBACCOUNT                    SUBACCOUNT              SUBACCOUNT
                                                      ---------------------------   ---------------------------   --------------
                                                          1997           1996           1997           1996            1997
                                                      ------------   ------------   ------------   ------------   --------------
From operations:
 Net investment income (loss).......................  $ 10,134,835   $    990,518   $ 24,100,179   $    763,292   $   79,408,406
 Net realized gain on investments...................    31,547,377     13,064,079     12,200,856      2,016,987      202,106,289
 Net increase (decrease) in unrealized appreciation
   of investments...................................    34,785,044     28,297,136     43,551,752     11,474,221      125,071,710
                                                      ------------   ------------   ------------   ------------   --------------
Net increase in net assets resulting from
 operations.........................................    76,467,256     42,351,733     79,852,787     14,254,500      406,586,405
                                                      ------------   ------------   ------------   ------------   --------------
From unit transactions:
 Net proceeds from the issuance of units............   153,834,908    115,219,042    103,297,248     41,715,641      626,988,679
 Net asset value of units redeemed or used to meet
   contract obligations.............................   (61,472,849)   (30,630,812)   (33,906,004)   (33,868,192)    (409,563,542)
                                                      ------------   ------------   ------------   ------------   --------------
Net increase from unit transactions.................    92,362,059     84,588,230     69,391,244      7,847,449      217,425,137
                                                      ------------   ------------   ------------   ------------   --------------
Net increase in net assets..........................   168,829,315    126,939,963    149,244,031     22,101,949      624,011,542
Net assets beginning of year........................   272,469,883    145,529,920    168,095,738    145,993,789    1,688,910,010
                                                      ------------   ------------   ------------   ------------   --------------
Net assets end of year*.............................  $441,299,198   $272,469,883   $317,339,769   $168,095,738   $2,312,921,552
                                                      ============   ============   ============   ============   ==============
Units outstanding beginning of year.................     8,212,227      5,426,511      6,346,453      6,055,472       39,371,381
Units issued during the year........................     4,173,627      3,827,209      3,110,995      1,644,107       13,252,564
Units redeemed during the year......................    (1,679,097)    (1,041,493)    (1,056,237)    (1,353,126)      (8,780,191)
                                                      ------------   ------------   ------------   ------------   --------------
Units outstanding end of year.......................    10,706,757      8,212,227      8,401,211      6,346,453       43,843,754
                                                      ============   ============   ============   ============   ==============

---------------
* Includes undistributed net investment income of:    $ 19,341,725   $  9,206,890   $ 39,243,879   $ 15,143,700   $  163,883,632

                                                                            ENTERPRISE ACCUMULATION TRUST
                                                      -----------------------------------------------------------------------
                                                         MANAGED          INTERNATIONAL GROWTH           HIGH YIELD BOND
                                                        SUBACCOUNT             SUBACCOUNT                  SUBACCOUNT
                                                      --------------   --------------------------   -------------------------
                                                           1996            1997          1996          1997          1996
                                                      --------------   ------------   -----------   -----------   -----------
From operations:
 Net investment income (loss).......................  $   (1,088,954)  $  1,171,619   $  (223,776)  $ 3,449,870   $ 1,605,300

 Net realized gain on investments...................      78,226,876      3,166,636       891,767       461,482       153,762

 Net increase (decrease) in unrealized appreciation
   of investments...................................     198,383,114     (3,024,032)    2,753,189     1,157,688       860,925
                                                      --------------   ------------   -----------   -----------   -----------

Net increase in net assets resulting from
 operations.........................................     275,521,036      1,314,223     3,421,180     5,069,040     2,619,987
                                                      --------------   ------------   -----------   -----------   -----------

From unit transactions:
 Net proceeds from the issuance of units............     496,311,902     35,179,809    28,954,972    30,370,695    17,522,375

 Net asset value of units redeemed or used to meet
   contract obligations.............................    (192,035,547)   (16,397,762)   (3,642,450)   (6,983,741)   (3,512,778)
                                                      --------------   ------------   -----------   -----------   -----------

Net increase from unit transactions.................     304,276,355     18,782,047    25,312,522    23,386,954    14,009,597
                                                      --------------   ------------   -----------   -----------   -----------

Net increase in net assets..........................     579,797,391     20,096,270    28,733,702    28,455,994    16,629,584

Net assets beginning of year........................   1,109,112,619     45,080,264    16,346,562    30,415,667    13,786,083
                                                      --------------   ------------   -----------   -----------   -----------

Net assets end of year*.............................  $1,688,910,010   $ 65,176,534   $45,080,264   $58,871,661   $30,415,667
                                                      ==============   ============   ===========   ===========   ===========

Units outstanding beginning of year.................      31,540,233      3,610,923     1,456,982     2,361,710     1,194,315

Units issued during the year........................      12,880,690      2,649,674     2,462,266     2,234,031     1,460,685

Units redeemed during the year......................      (5,049,542)    (1,239,519)     (308,325)     (514,085)     (293,290)
                                                      --------------   ------------   -----------   -----------   -----------

Units outstanding end of year.......................      39,371,381      5,021,078     3,610,923     4,081,656     2,361,710
                                                      ==============   ============   ===========   ===========   ===========

---------------
* Includes undistributed net investment income of:    $   84,475,226   $  1,628,241   $   456,622   $ 5,579,860   $ 2,129,990


                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          OCC ACCUMULATION TRUST
                                               -----------------------------------------------------------------------------
                                                     MONEY MARKET                   BOND                     EQUITY
                                                      SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                               -------------------------   -----------------------   -----------------------
                                                  1997          1996          1997         1996         1997         1996
                                               -----------   -----------   ----------   ----------   ----------   ----------
From operations:
 Net investment income.......................  $    84,261   $    93,564   $   82,928   $  118,511   $   85,330   $   43,218
 Net realized gain (loss) on investments.....            0             0      (17,195)       7,592      291,249      201,716
 Net increase (decrease) in unrealized
   appreciation of investments...............            0             0       22,568     (105,165)     311,925      300,028
                                               -----------   -----------   ----------   ----------   ----------   ----------
Net increase in net assets resulting from
 operations..................................       84,261        93,564       88,301       20,938      688,504      544,962
                                               -----------   -----------   ----------   ----------   ----------   ----------
From unit transactions:
 Net proceeds from the issuance of units.....    3,559,696     4,333,584      206,205       85,477       94,191       90,651
 Net asset value of units redeemed or used to
   meet contract obligations.................   (5,555,831)   (4,350,827)    (936,786)    (250,849)    (607,309)    (615,503)
                                               -----------   -----------   ----------   ----------   ----------   ----------
Net decrease from unit transactions..........   (1,996,135)      (17,243)    (730,581)    (165,372)    (513,118)    (524,852)
                                               -----------   -----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets........   (1,911,874)       76,321     (642,280)    (144,434)     175,386       20,110
Net assets beginning of year.................    3,613,860     3,537,539    1,928,795    2,073,229    2,874,538    2,854,428
                                               -----------   -----------   ----------   ----------   ----------   ----------
Net assets end of year*......................  $ 1,701,986   $ 3,613,860   $1,286,515   $1,928,795   $3,049,924   $2,874,538
                                               ===========   ===========   ==========   ==========   ==========   ==========
Units outstanding beginning of year..........      268,258       271,019      118,986      129,078       87,730      106,172
Units issued during the year.................      258,478       326,685       12,934        5,293        2,620        2,767
Units redeemed during the year...............     (404,558)     (329,446)     (56,728)     (15,385)     (15,939)     (21,209)
                                               -----------   -----------   ----------   ----------   ----------   ----------
Units outstanding end of year................      122,178       268,258       75,192      118,986       74,411       87,730
                                               ===========   ===========   ==========   ==========   ==========   ==========

---------------
* Includes undistributed net investment
  income of:                                   $   326,438   $   242,177   $  353,701   $  270,773   $   96,597   $   11,267

                                                              OCC ACCUMULATION TRUST
                                               -----------------------------------------------------
                                                      SMALL CAP                    MANAGED
                                                     SUBACCOUNT                  SUBACCOUNT
                                               -----------------------   ---------------------------
                                                  1997         1996          1997           1996
                                               ----------   ----------   ------------   ------------
From operations:
 Net investment income.......................  $  113,545   $   94,164   $  1,391,969   $    427,532
 Net realized gain (loss) on investments.....     105,416      124,066      5,761,094      4,226,402
 Net increase (decrease) in unrealized
   appreciation of investments...............     482,224      287,148      1,865,204      4,119,101
                                               ----------   ----------    -----------    -----------
Net increase in net assets resulting from
 operations..................................     701,185      505,378      9,018,267      8,773,035
                                               ----------   ----------    -----------    -----------
From unit transactions:
 Net proceeds from the issuance of units.....     273,519      454,923      4,748,474      4,110,996
 Net asset value of units redeemed or used to
   meet contract obligations.................    (338,142)    (857,279)   (12,013,129)   (11,872,383)
                                               ----------   ----------    -----------    -----------
Net decrease from unit transactions..........     (64,623)    (402,356)    (7,264,655)    (7,761,387)
                                               ----------   ----------    -----------    -----------
Net increase (decrease) in net assets........     636,562      103,022      1,753,612      1,011,648
Net assets beginning of year.................   3,452,097    3,349,075     45,854,945     44,843,297
                                               ----------   ----------    -----------    -----------
Net assets end of year*......................  $4,088,659   $3,452,097   $ 47,608,557   $ 45,854,945
                                               ==========   ==========    ===========    ===========
Units outstanding beginning of year..........     120,183      136,744      1,084,412      1,286,294
Units issued during the year.................       8,340       17,388         98,535        113,806
Units redeemed during the year...............     (10,644)     (33,949)      (250,893)      (315,688)
                                               ----------   ----------    -----------    -----------
Units outstanding end of year................     117,879      120,183        932,054      1,084,412
                                               ==========   ==========    ===========    ===========
---------------
* Includes undistributed net investment
  income of:                                   $  171,376   $   57,831   $  1,401,493   $      9,524

                        See notes to financial statement.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support flexible payment variable annuity policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY").

     There are currently seventeen subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (formerly known as Quest for Value Accumulation Trust) (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.


     On March 31, 1997, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Bond Portfolio and using the redemption proceeds to purchase shares of the OCC Accumulation Trust U.S. Government Income Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.



     A full presentation of the related financial statements and footnotes of the Fund, Enterprise and OCC are contained on pages 68 to 102; 105 to 142; and 145 to 166; respectively, and should be read in conjunction with these financial statements.


2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective portfolios is stated at the net asset value of each portfolio. Except for the Money Market Portfolios, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets of the Variable Account.

     Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained for any premium taxes.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. The amount deducted for all subaccounts for 1997 was $2,158,177.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of aggregate average daily net assets. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investment in MONY Series Fund, Inc. at cost, at December 31, 1997 consist of the following:

                             EQUITY       EQUITY      INTERMEDIATE     LONG TERM                         MONEY        GOVERNMENT
                             GROWTH       INCOME       TERM BOND          BOND        DIVERSIFIED       MARKET        SECURITIES
                            PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                            ---------    ---------    ------------    ------------    -----------    -------------    -----------
Shares beginning of year:
  Shares.................      36,697       54,336      3,035,035        3,974,470        103,775      120,638,664      1,349,979
  Amount.................   $ 827,651    $ 893,812    $31,870,045     $ 47,687,932    $ 1,420,468    $ 120,638,664    $13,926,074
                            ---------    ---------    -----------      -----------     ----------     ------------    -----------
Shares acquired:
  Shares.................       2,762        1,687        781,838        1,172,299          4,621      791,090,332        907,237
  Amount.................   $  84,206    $  41,223    $ 8,404,697     $ 14,863,508    $    88,702    $ 791,090,332    $ 9,620,113
Shares received for
  reinvestment of
  dividends:
  Shares.................       3,763        6,884        183,803          268,111          8,796        6,788,047         59,593
  Amount.................   $ 106,179    $ 148,017    $ 1,895,013     $  3,136,904    $   145,889    $   6,788,047    $   607,853
Shares redeemed:
  Shares.................      (1,638)      (9,843)      (775,748)        (989,833)       (36,003)    (788,436,603)      (389,952)
  Amount.................   $ (33,431)   $(137,574)   $(8,085,554)    $(11,001,832)   $  (470,085)   $(788,436,603)   $(4,046,217)
                            ---------    ---------    -----------      -----------     ----------     ------------    -----------
Net change:
  Shares.................       4,887       (1,272)       189,893          450,577        (22,586)       9,441,776        576,878
  Amount.................   $ 156,954    $  51,666    $ 2,214,156     $  6,998,580    $  (235,494)   $   9,441,776    $ 6,181,749
                            ---------    ---------    -----------      -----------     ----------     ------------    -----------
Shares end of year:
  Shares.................      41,584       53,064      3,224,928        4,425,047         81,189      130,080,440      1,926,857
  Amount.................   $ 984,605    $ 945,478    $34,084,201     $ 54,686,512    $ 1,184,974    $ 130,080,440    $20,107,823
                            =========    =========    ===========      ===========     ==========     ============    ===========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investment in Enterprise Accumulation Trust at cost, at December 31, 1997 consist of the following:

                                                                                               INTERNATIONAL
                                                EQUITY        SMALL CAP         MANAGED           GROWTH        HIGH YIELD
                                              PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                             ------------    ------------    --------------    -------------    -----------
Shares beginning of year:
  Shares..................................      9,441,091       8,313,340        49,225,009        7,451,283      5,520,085
  Amount..................................   $219,775,741    $149,844,309    $1,278,396,527    $  41,542,065    $29,411,432
                                             ------------    ------------    --------------     ------------    -----------
Shares acquired:
  Shares..................................      4,962,924       4,170,268        17,040,724        5,617,792      5,579,958
  Amount..................................   $160,100,627    $106,398,220    $  649,473,099    $  36,325,944    $31,259,981
Shares received for reinvestment of
  dividends:
  Shares..................................        416,547       1,010,758         2,569,541          311,697        710,297
  Amount..................................   $ 14,616,618    $ 26,987,250    $  104,785,893    $   1,926,290    $ 3,996,565
Shares redeemed:
  Shares..................................     (2,244,353)     (1,608,981)      (12,118,216)      (2,834,407)    (1,500,067)
  Amount..................................   $(40,672,974)   $(27,693,191)   $ (255,319,160)   $ (15,131,932)   $(7,958,240)
                                             ------------    ------------    --------------     ------------    -----------
Net change:
  Shares..................................      3,135,118       3,572,045         7,492,049        3,095,082      4,790,188
  Amount..................................   $134,044,271    $105,692,279    $  498,939,832    $  23,120,302    $27,298,306
                                             ------------    ------------    --------------     ------------    -----------
Shares end of year:
  Shares..................................     12,576,209      11,885,385        56,717,058       10,546,365     10,310,273
  Amount..................................   $353,820,012    $255,536,588    $1,777,336,359    $  64,662,367    $56,709,738
                                             ============    ============    ==============     ============    ===========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investment in OCC Accumulation Trust at cost, at December 31, 1997 consist of the following:

                                                                   US GOVERNMENT
                                    MONEY MARKET       BOND           INCOME          EQUITY      SMALL CAP       MANAGED
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                    ------------    -----------    -------------    ----------    ----------    -----------
Shares beginning of year:
  Shares.........................     3,613,860         203,032               0         95,595       152,680      1,266,361
  Amount.........................   $ 3,613,860     $ 1,918,686     $         0     $1,856,223    $2,767,076    $29,748,753
                                    -----------     -----------      ----------     ----------    ----------     ----------
Shares acquired:
  Shares.........................     3,567,162               0         177,669          2,899        10,950        120,612
  Amount.........................   $ 3,567,162     $         0     $ 1,817,368     $   94,806    $  272,541    $ 4,849,580
Shares received for reinvestment
  of dividends:
  Shares.........................       115,863           3,597           6,712          4,135         7,414         54,995
  Amount.........................   $   115,863     $    33,877     $    69,837     $  123,628    $  161,545    $ 1,984,204
Shares redeemed:
  Shares.........................    (5,594,899)       (206,629)        (61,972)       (19,115)      (15,995)      (318,595)
  Amount.........................   $(5,594,899)    $(1,952,563)    $  (633,367)    $ (354,973)   $ (279,748)   $(6,945,376)
                                    -----------     -----------      ----------     ----------    ----------     ----------
Net change:
  Shares.........................    (1,911,874)       (203,032)        122,409        (12,081)        2,369       (142,988)
  Amount.........................   $(1,911,874)    $(1,918,686)    $ 1,253,838     $ (136,539)   $  154,338    $  (111,592)
                                    -----------     -----------      ----------     ----------    ----------     ----------
Shares end of year:
  Shares.........................     1,701,986               0         122,409         83,514       155,049      1,123,373
  Amount.........................   $ 1,701,986     $         0     $ 1,253,838     $1,719,684    $2,921,414    $29,637,161
                                    ===========     ===========      ==========     ==========    ==========     ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF
MONY LIFE INSURANCE COMPANY OF AMERICA:

     We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of MONY Life Insurance Company of America ("the Company") as of December 31, 1997 and 1996, and the related statutory statements of operations, capital and surplus, and cash flows for the years then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Arizona ("statutory"), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP"). As explained in
Note 2 to the financial statements, the accounting practices used by the Company vary from generally accepted accounting principles, and the effects of these variances are material.

     In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of the Company as of December 31, 1997 and 1996, or the results of its operations and its cash flows, for the years then ended.

     In our opinion, however, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2.

     Our audits were conducted for the purpose of expressing an opinion on the financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the basic financial statements. The Supplemental Schedule of Selected Financial Data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 27, 1998

                     MONY LIFE INSURANCE COMPANY OF AMERICA

              STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL
                         AND SURPLUS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                            DECEMBER 31,
                                                                        ---------------------
                                                                          1997        1996
                                                                        ---------   ---------
                                           ASSETS
Cash and invested assets:
     Cash and short-term investments..................................  $  45,956   $  90,207
     Bonds............................................................  1,074,724   1,047,957
     Common stocks....................................................        981       1,235
     Mortgage loans...................................................    134,828     158,847
     Real estate......................................................     22,627      40,725
     Policy loans.....................................................     45,892      41,464
     Other invested assets............................................      7,001       8,518
                                                                        ----------  ----------
          Total cash and invested assets..............................  1,332,009   1,388,953
Investment income due and accrued.....................................     22,402      20,401
Other assets..........................................................        247       2,511
Separate account assets...............................................  3,606,711   2,529,992
                                                                        ----------  ----------
          Total assets................................................  $4,961,369  $3,941,857
                                                                        ==========  ==========

                              LIABILITIES, CAPITAL AND SURPLUS
Liabilities:
     Life insurance and annuity reserves..............................  $1,241,979  $1,284,529
     Deposits left with the Company...................................     23,197      23,525
     Policy claims in process of settlement...........................      8,331       6,085
     Federal income taxes due or accrued..............................     17,837      29,077
     Transfers from separate accounts.................................   (128,943)    (97,477)
     Other liabilities................................................     32,869      18,842
     Separate account liabilities.....................................  3,606,711   2,529,992
     Interest maintenance reserve.....................................      3,965       3,583
     Investment reserves..............................................      6,000       4,000
     Asset valuation reserve..........................................     16,272      17,887
                                                                        ----------  ----------
          Total liabilities...........................................  4,828,218   3,820,043
Capital and surplus:
     Capital stock, $1.00 par value; authorized, 5,000,000 shares
      issued and outstanding, 2,500,000 shares........................      2,500       2,500
     Additional paid-in capital.......................................    133,500     133,500
     Unassigned funds.................................................     (2,849)    (14,186)
                                                                        ----------  ----------
          Total capital and surplus...................................    133,151     121,814
                                                                        ----------  ----------
          Total liabilities, capital and surplus......................  $4,961,369  $3,941,857
                                                                        ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         ---------------------
                                                                           1997         1996
                                                                         --------     --------
Premiums, annuity considerations and fund deposits.....................  $799,035     $741,870
Net investment income..................................................    99,006      102,092
Other income (net).....................................................       332           22
                                                                          -------      -------
                                                                          898,373      843,984
Policyholder and contractholder benefits...............................   407,381      336,731
Change in policy and contract reserves.................................   (42,879)     (35,010)
Commissions............................................................    40,860       36,793
Operating expenses.....................................................    64,866       53,212
Transfer to separate accounts..........................................   397,492      428,101
                                                                          -------      -------
                                                                          867,720      819,827
Net gain from operations before federal income taxes...................    30,653       24,157
Federal income taxes...................................................    17,390       14,407
                                                                          -------      -------
Net gain from operations...............................................    13,263        9,750
  Net realized capital losses (See Note 7).............................    (3,544)      (1,720)
                                                                          -------      -------
Net Income.............................................................  $  9,719     $  8,030
                                                                          =======      =======

   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

              STATEMENTS OF CAPITAL AND SURPLUS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         ---------------------
                                                                           1997         1996
                                                                         --------     --------
Capital and surplus, beginning of year.................................  $121,814     $115,630
                                                                         --------     --------
Net income.............................................................     9,719        8,030
Change in net unrealized capital gains.................................     2,774        1,618
Change in non-admitted assets..........................................      (771)         384
Change in asset valuation reserve......................................     1,615       (3,848)
Increase in investment reserve.........................................    (2,000)           0
                                                                         --------     --------
Net change in capital and surplus for the year.........................    11,337        6,184
                                                                         --------     --------
Capital and surplus, end of year.......................................  $133,151     $121,814
                                                                         ========     ========

   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                       -----------------------
                                                                         1997          1996
                                                                       ---------     ---------
CASH FROM OPERATIONS:
     Premiums, annuity considerations and fund deposits..............  $ 799,751     $ 741,905
     Investment income, net of investment expenses...................     97,589       104,606
     Other income....................................................        833           985
     Policy benefits paid............................................   (405,289)     (336,206)
     Transfers to separate accounts..................................   (428,958)     (460,502)
     Commissions, other expenses and taxes paid......................   (105,188)      (91,150)
     Federal income taxes (excluding tax on capital gains)...........    (27,516)            0
                                                                       ---------     ---------

               Net cash from operations..............................    (68,778)      (40,362)
                                                                       ---------     ---------
CASH FROM INVESTMENTS:
     Proceeds from investments sold, matured or repaid:
          Bonds......................................................    130,649       134,846
          Stocks.....................................................      1,050             0
          Mortgage loans.............................................     37,670        53,226
          Real estate................................................     18,453        19,790
          Other invested assets......................................      1,512            18
          Other......................................................        361            88
          Taxes paid on net capital gains............................     (1,564)            0
                                                                       ---------     ---------
               Total investment proceeds.............................    188,131       207,968
                                                                       ---------     ---------

     Cost of investments acquired:
          Bonds......................................................    157,583       163,792
          Stocks.....................................................         68            40
          Mortgage loans.............................................     13,641        38,651
          Real estate................................................      1,180         3,392
          Other invested assets......................................        574         1,388
          Change in policy loans.....................................      4,428         3,339
                                                                       ---------     ---------
               Total investments acquired............................    177,474       210,602
                                                                       ---------     ---------

               Net cash from investments.............................     10,657        (2,634)
                                                                       ---------     ---------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
     Cash provided:
          Other sources..............................................     13,870         8,041
                                                                       ---------     ---------
               Net cash from financing and miscellaneous sources.....     13,870         8,041
                                                                       ---------     ---------

     Net change in cash and short-term investments...................    (44,251)      (34,955)
Cash and short-term investments, beginning of year...................     90,207       125,162
                                                                       ---------     ---------
Cash and short-term investments, end of year.........................  $  45,956     $  90,207
                                                                       =========     =========

   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION:

     MONY Life Insurance Company of America (the "Company"), an Arizona corporation, is a wholly owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), a mutual life insurance company. The Company's primary business is to provide interest-sensitive life insurance and asset accumulation products to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY's career agency sales force. These products are sold throughout the United States (except New York) and Puerto Rico.

     On September 8, 1997, MONY announced that it is pursuing converting to a stock life insurance company through demutualization. In connection with the demutualization, MONY has prepared a Plan of Reorganization ("the Plan") which is subject to approval by the Insurance Department of the State of New York as well as adoption by MONY's Board of Trustees and approval by MONY's policyholders.

     In accordance with the Plan, subject to the approvals indicated above, among other things, MONY will convert from a New York mutual life insurance company to a New York stock life insurance company (the "Plan of Demutualization") and become a wholly owned subsidiary of MONY Financial Services Corporation (the "Holding Company"), a holding company organized in Delaware for the purpose of becoming the parent holding company of MONY.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona ("statutory"), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP").

     The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of results of operations and changes in surplus during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) valuation reserves for mortgage loans and real estate investments, and (ii) the liability for future policy benefits.

     In financial statements prepared in conformity with statutory accounting, the accounting treatment of certain items is different than for financial statements prepared in conformity with GAAP. Some of the general differences include:

     - Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred; under GAAP, such costs are deferred and amortized over the present value of expected gross margins.

     - Premiums for universal life and investment-type products are recognized as revenue when due; under GAAP, they are reported as deposits to policyholders' account balances. Revenues from these contracts under GAAP consist of amounts assessed during the period against policyholders' account balances for mortality, policy administration and surrender charges.

     - Policy reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, and are reported net of reinsurance reserve credits; under GAAP, the reserves for interest sensitive life and annuity products are equal to the fund value and are reported gross of reinsurance reserve credits.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     - No provision is made for deferred income taxes; under GAAP, deferred income taxes result from temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements.

     - An interest maintenance reserve ("IMR") is established as a liability to capture realized investment gains and losses, net of tax, on the sale of fixed maturities and mortgage loans resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold; under GAAP, assets are carried on the balance sheet, net of appropriate valuation allowances.

     - An asset valuation reserve ("AVR"), based upon a formula prescribed by the NAIC, is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited to surplus; under GAAP, no such reserve is required.

     - Bonds in good standing are generally carried at amortized cost; under GAAP, bonds which are classified as available for sale are carried at fair value and the related change in unrealized gains and losses, net of related deferred taxes and an adjustment for deferred policy acquisition costs, is reported as a component of other comprehensive income in equity.

     - Certain assets designated as "non-admitted," are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet, net of appropriate valuation allowances.

     - Methods used for calculating real estate and mortgage loan values and real estate depreciation under statutory reporting are different from those used for GAAP.

     - Cash equivalents are defined as all highly liquid debt securities with original maturities of twelve months or less; under GAAP, cash equivalents are defined as short-term, highly liquid investments, which generally have original maturities of three months or less.

     The following is a description of the Company's principal statutory accounting policies:

  a. Premiums and Insurance Expenses

     Premiums are included in revenue over the premium payment periods of the related policies. Annuity considerations and fund deposits are included in revenue as received.

     The costs of acquiring new business, primarily commissions, underwriting, agency and other costs related to issuance, maintenance and settlement of policies are charged to operations in the year incurred.

  b. Investments

     Bonds are stated at amortized cost, except those bonds not in good standing, which are carried at NAIC-designated values, which approximate fair value. Loan-backed bonds and structured securities are valued at amortized cost using the effective interest method considering anticipated prepayments at the date of purchase; significant changes in the estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Common stocks are carried at fair value. Policy loans are carried at their unpaid principal balances. Short-term investments are carried at amortized cost and consist of securities with original maturities of twelve months or less.

     Mortgage loans other than those in process of foreclosure are carried at their unpaid principal balances adjusted for unamortized premium or discount. Real estate owned for investment is carried at depreciated cost, less encumbrances, if any. There were no encumbrances in 1997 or 1996. Joint ventures in real estate are

                     MONY LIFE INSURANCE COMPANY OF AMERICA

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
included in Other Invested Assets and are carried principally at their equity value. Other investments are generally carried at cost.

     Real estate acquired through foreclosure is carried at the lower of cost, less accumulated depreciation and encumbrances, if any, or estimated fair value at the time of foreclosure. There were no encumbrances in 1997 or 1996. Mortgage loans in process of foreclosure are carried at the lower of the current carrying value or estimated fair value. Fair value is determined by using the estimated discounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates regarding future operating expenses, lease rates, occupancy levels and investors' targeted yields.

     The Company provides, through a direct charge to surplus, an investment valuation reserve for permanent impairment of real estate investments, joint ventures in real estate, mortgage loans delinquent for more than 60 days and restructured mortgage loans. This reserve reflects, in part, the excess of the carrying value of such assets over the estimated undiscounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates similar to those described in the preceding paragraph. As of December 31, 1997 and 1996, the Company's investment valuation reserve was $6 million and $4 million, respectively.

     Derivative instruments are valued consistently with the items being hedged. Hedges of fixed income assets and/or liabilities are valued at amortized cost. Derivatives that cease to be effective hedges are valued at market value.

     Realized capital gains and losses on sales of investments are determined on the basis of specific identification. Unrealized capital gains and losses are recorded directly to surplus. Investment income is recognized as earned. Investment income earned includes the amortization of premium and accretion of discount relative to bonds acquired at other than their par value and excludes certain overdue due and accrued interest income.

  c. Interest Maintenance Reserve and Asset Valuation Reserve

     Realized investment gains and losses (net of tax) for bonds and mortgage loans resulting from changes in interest rates are deferred, and credited or charged to the IMR. These amounts are amortized into net income over the remaining years to expected maturity of the assets sold.

     The AVR is based upon a formula prescribed by the NAIC and functions as a reserve for potential non-interest related investment losses. In addition, realized investment gains and losses (not subject to the IMR) and unrealized gains and losses result in changes in the AVR which are recorded directly to surplus.

  d. Policy Reserves

     Policy reserves for deferred annuity contracts are computed by using the Commissioners' Annuity Reserve Valuation Method by using the 1971 IAM Table for contracts issued before 1984 and the 1983 Table A for contracts issued since 1983 and prescribed statutory interest rates. Policy reserves for universal life and single premium whole life contracts are computed by using the Commissioners' Reserve Valuation Method and by using the 1958 and 1980 CSO Tables, and prescribed statutory interest rates.

  e. Non-admitted Assets

     Certain assets designated as "non-admitted" assets (principally miscellaneous receivables) are excluded from the statements of admitted assets, liabilities, capital and surplus.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
  f. Separate Account Assets and Liabilities

     Separate account assets and liabilities represent primarily segregated funds administered and invested by the Company for the benefit of certain contractholders. Assets consist of securities reported at market value. Premiums, benefits and expenses of the separate accounts are included in the Company's statements of operations.

  g. Depreciation

     The Company uses the constant-yield method of depreciation for substantially all investments in real estate and real estate joint ventures and limited partnerships acquired prior to January 1, 1991. Acquisitions subsequent to January 1, 1991 and foreclosed real estate are depreciated on the straight-line method. Real estate assets and improvements are generally depreciated over ten to forty-year periods and leasehold improvements are depreciated over the lives of the leases. Depreciation expense related to investments in real estate was $1.1 million and $1.4 million in 1997 and 1996, respectively; accumulated depreciation was $4.4 million at December 31, 1997 and 1996.

  h. Cash Flows

     Short-term investments are characterized as cash equivalents for purposes of the statements of cash flows.

     Certain amounts for 1996 have been reclassified to conform to the 1997 presentation.

3.  CAPITAL AND SURPLUS:

     MONY guaranteed to the states who requested it, pursuant to conditions imposed by such states as a prerequisite for the licensing of new subsidiaries, that the Company's capital and surplus would be maintained at a level at least equivalent to the minimum capital and surplus required for admission to conduct business in those states. As of December 31, 1997 and 1996, this guarantee was outstanding in the state of New Jersey.

4.  RELATED PARTY TRANSACTIONS:

     At both December 31, 1997 and 1996, approximately 26 percent of the Company's investments in mortgages were held through joint participation with MONY. In addition, approximately 100 percent and 87 percent of the Company's real estate and joint venture investments were held through joint participation with MONY at December 31, 1997 and 1996, respectively.

     In 1997 the New York City Industrial Development Agency issued bonds in the total amount of $16.0 million for the benefit of MONY related to MONY's consolidation of site locations to New York City. Debt service under the bonds is funded by lease payments by MONY to the bond trustee for the benefit of the Company, which is the sole bondholder. The bonds are held by the Company and are listed as affiliated bonds on Schedule D.

     The Company and MONY are parties to an agreement whereby MONY agrees to reimburse the Company to the extent that the Company's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75 percent of the appraised value of the loan at origination for each such mortgage loan. Pursuant to the agreement, the Company received payments from MONY totaling $0.1 million in both 1997 and 1996.

     The Company has a service agreements with MONY whereby MONY provides personnel services, facilities, supplies and equipment to the Company to conduct its business as well as for the Company to

                     MONY LIFE INSURANCE COMPANY OF AMERICA

4.  RELATED PARTY TRANSACTIONS (CONTINUED):
provide services to MONY Series Fund, Inc. ("the Fund"), an affiliate of the Company, as an investment advisor. Services rendered by MONY under these agreements are provided on a cost reimbursable basis.

     The Company has an investment advisory agreement with the Fund with respect to the investment and management of the Fund's invested assets. The Company is compensated for such services with an investment management fee computed in accordance with the terms of the agreement.

     The Company has three underwriting agreements with the Fund and MONY Securities Corporation ("MSC"). The agreements provide for MSC to act as the principal underwriter for the sale of the Company's flexible premium variable annuity contracts and as the broker for the sale of the Fund's shares. These agreements may be terminated at any time by either MSC or the Company upon sixty days prior notice.

     In addition, the Company has an investment advisory agreement with MONY whereby MONY provides investment advisory services with respect to the investment and management of the Company's investment portfolio. The agreement provides for scheduled fees for actual cost reimbursement and may be terminated by either party upon 60 days written notice.

5.  FIXED MATURITY SECURITIES AND COMMON STOCKS:

  Fixed Maturity Securities by Investment Type and Common Stocks:

     The cost and estimated fair value (see Note 8) of investments in fixed maturity securities (including short-term investments and bonds) and common stocks as of December 31, 1997 and December 31, 1996 are presented in the table below. Cost is amortized cost for fixed maturity securities and original cost for common stocks.

                                                                      GROSS          GROSS           ESTIMATED
                                                                   UNREALIZED     UNREALIZED           FAIR
                                                   COST               GAINS         LOSSES             VALUE
                                            -------------------   -------------   -----------   -------------------
                                              1997       1996     1997    1996    1997   1996     1997       1996
                                            --------   --------   -----   -----   ----   ----   --------   --------
                                                                     (DOLLARS IN MILLIONS)
U.S. Treasury securities & obligations of
  U.S. government agencies................  $    5.9   $    5.9   $ 0.0   $ 0.0   $0.0   $0.0   $    5.9   $    5.9
Collateralized mortgage obligations:
  Government agency backed................     123.7      126.4     2.2     1.3   0.1    1.0       125.8      126.7
  Non-agency backed.......................      34.5       35.0     2.0     1.5   0.0    0.2        36.5       36.3
Other asset backed securities:
  Government agency backed................       0.2        0.2     0.0     0.0   0.0    0.0         0.2        0.2
  Non-agency backed.......................      93.8       98.5     2.1     1.3   0.2    0.7        95.7       99.1
Public utilities..........................     123.8      129.0     3.1     2.3   0.2    1.0       126.7      130.3
Corporate bonds...........................     676.8      653.0    18.0    13.2   2.2    4.8       692.6      661.4
Affiliates................................      16.0        0.0     0.0     0.0   0.0    0.0        16.0        0.0
                                            --------   --------   ------  ------  ----   ----   --------   --------
  Total bonds.............................   1,074.7    1,048.0    27.4    19.6   2.7    7.7     1,099.4    1,059.9
Commercial paper..........................      25.7       86.5     0.0     0.0   0.0    0.0        25.7       86.5
                                            --------   --------   ------  ------  ----   ----   --------   --------
  Total bonds and short-term
    investments...........................  $1,100.4   $1,134.5   $27.4   $19.6   $2.7   $7.7   $1,125.1   $1,146.4
                                            ========   ========   ======  ======  ====   ====   ========   ========
Common stocks.............................  $    0.8   $    1.1   $ 0.2   $ 0.1   $0.0   $0.0   $    1.0   $    1.2
                                            ========   ========   ======  ======  ====   ====   ========   ========

     Amortized cost represents the principal amount of the fixed maturity securities adjusted by unamortized premium or discount and reduced by writedowns of $0.4 million and $3.4 million at December 31, 1997 and 1996, respectively, as required by the NAIC for securities which are in or near default.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

5.  FIXED MATURITY SECURITIES AND COMMON STOCKS (CONTINUED):
     At December 31, 1997, 78.2% of the Company's Collateralized Mortgage Obligation (CMO) portfolio was held in U.S. government and government agency-backed securities. The remainder of the CMO portfolio consisted of NAIC category 1 investment grade securities.

  Maturities of Fixed Maturity Securities:

     The amortized cost and estimated fair value of fixed maturity securities by maturity date as of December 31, 1997 are as follows:

                                                                                ESTIMATED
                                                                  AMORTIZED       FAIR
                                                                    COST          VALUE
                                                                  ---------     ---------
                                                                      ($ IN MILLIONS)
        Due in one year or less.................................  $   48.9      $    49.0
        Due after one year through five years...................     411.4          418.1
        Due after five years through ten years..................     380.4          391.3
        Due after ten years.....................................     259.7          266.7
                                                                  --------       --------
                                                                  $1,100.4      $ 1,125.1
                                                                  ========       ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of investments in fixed maturity securities during 1997 and 1996 were $31.3 million and $13.3 million, respectively. Gross gains of $0.5 million in 1997 and $0.2 million in 1996, and gross losses of $4.3 million in 1997 and $0.3 million in 1996 were realized on these sales.

     Proceeds from sales of investments in common stocks during 1997 and 1996 were $1.0 million and $0, respectively. Gross gains of $0.7 million in 1997 and $0 in 1996, and gross losses of $0 in 1997 and $0 in 1996 were realized on these sales.

     There were no non-income producing bonds and redeemable preferred stocks for the twelve months preceding December 31, 1997. The carrying values of fixed maturity securities which were non-income producing for the twelve months preceding December 31, 1996 were $1.0 million.

6.  MORTGAGE LOANS AND REAL ESTATE:

     The Company invests in mortgage loans collateralized by commercial and agricultural real estate. Such mortgage loans consist primarily of first mortgage liens on completed income-producing properties, including agricultural properties. As of December 31, 1997, $55.3 million of mortgage loans have terms that require amortization, and $79.5 million of mortgage loans require partial amortization or are non-amortizing. Mortgage loans delinquent over 90 days or in process of foreclosure were $0.6 million at December 31, 1997 and there were no mortgage loans delinquent over 90 days or in process of foreclosure at December 31, 1996. There were no properties acquired through foreclosure during 1997 or 1996.

     The Company has performing restructured mortgage loans of $14.1 million as of December 31, 1997 and $15.0 million as of December 31, 1996. The new terms typically reduce the contract rate of interest. Interest is recognized in income based on the modified rate of the loan. Gross interest income on restructured loans that would have been recorded in accordance with the loans' original terms was approximately $1.4 million in 1997 and $1.5 million in 1996. Gross interest income recognized in net income for the period from these loans was $1.0 million in 1997 and $1.1 million in 1996. There are no commitments to lend additional funds to any debtor involved in a restructuring.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

6.  MORTGAGE LOANS AND REAL ESTATE (CONTINUED):
     At both December 31, 1997 and 1996, there were no mortgage loans that were non-income producing for the preceding twelve months.

     At both December 31, 1997 and 1996, there were no real estate properties that were non-income producing for the preceding twelve months.

7.  INVESTMENT INCOME, REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES):

     Net investment income for the years ended December 31, 1997 and 1996 was derived from the following sources:

                                                                          1997       1996
                                                                         ------     ------
                                                                          ($ IN MILLIONS)
    NET INVESTMENT INCOME
    -----------------------------------------------------------------
    Bonds and common stock...........................................    $ 79.0     $ 77.5
    Mortgage loans...................................................      12.0       14.4
    Real estate (net of property expenses)...........................       1.2        3.0
    Policy loans.....................................................       3.5        2.7
    Other investments (including cash & short-term investments)......       6.6        7.5
                                                                         ------     ------
         Total investment income.....................................     102.3      105.1
    Investment expenses..............................................       3.3        3.0
                                                                         ------     ------
         Net investment income.......................................    $ 99.0     $102.1
                                                                         ======     ======

     Net realized capital gains (losses) on investments for the years ended December 31, 1997 and 1996 are summarized as follows:

                                                                           1997      1996
                                                                           -----     -----
                                                                           ($ IN MILLIONS)
    REALIZED CAPITAL GAINS (LOSSES)
    -------------------------------------------------------------------
    Bonds and common stock.............................................    $(2.4)    $ 0.9
    Real estate and mortgage loans.....................................      0.4      (0.1)
    Derivative instruments.............................................      0.0      (0.8)
    Other..............................................................     (0.2)      0.0
                                                                           ------    ------
                                                                            (2.2)      0.0
    Taxes..............................................................     (0.5)     (0.8)
    Transferred to IMR, net of taxes...................................     (0.8)     (0.9)
                                                                           ------    ------
         Net realized capital losses...................................    $(3.5)    $(1.7)
                                                                           ======    ======

     During 1997 and 1996, realized capital losses resulting from changes in interest rates on bonds of $0.8 million (net of $0.5 million tax) and $0.9 million (net of $0.5 million tax), respectively, were transferred to the Company's IMR for future amortization into net income.

     Net unrealized capital gains were $2.8 million in 1997 and $1.6 million in 1996. The 1997 and 1996 net unrealized gains include writedowns of approximately $0.2 million in 1997 and $0 in 1996 on real estate acquired through foreclosure and mortgage loans in process of foreclosure. These gains and losses are detailed by asset type in the table below.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

7.  INVESTMENT INCOME, REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
(CONTINUED):

                                                                            1997      1996
                                                                            -----     ----
                                                                                ($ IN
                                                                              MILLIONS)
    UNREALIZED CAPITAL GAINS (LOSSES)
    --------------------------------------------------------------------
    Bonds and stocks....................................................    $ 3.0     $1.6
    Real estate and mortgage loans......................................     (0.2)     0.0
                                                                            ------    ----
         Total net unrealized capital gains.............................    $ 2.8     $1.6
                                                                            ======    ====

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of mortgage loans, common stocks, cash, short-term investments, separate account assets and liabilities, and investment-type contracts approximate their carrying amounts. The carrying values of bonds were $1,074.7 million and $1,048.0 million at December 31, 1997 and 1996, respectively. The estimated fair values of bonds were $1,099.4 million and $1,059.9 million at December 31, 1997 and 1996, respectively.

     The methods and assumptions utilized in estimating these fair values of financial instruments are summarized as follows:

  Fixed maturity securities (See Note 5)

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage loans

     The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgage loans in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Separate account assets and liabilities

     The estimated fair value of assets held in separate accounts is based principally on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, net of surrender charges.

  Investment-type Contract Liabilities

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued, where appropriate.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

9.  OFF BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     In 1992, the Company entered into an agreement with a bank to lend securities to approved borrowers. There were $65,000 of loaned securities as of December 31, 1997. The minimum collateral on securities loaned is 102% of the market value of loaned securities. Such securities are marked to market on a daily basis, adjusting required collateral values accordingly.

  Concentrations of Credit Risk:

     As of December 31, 1997 and 1996, the Company had no single investment or series of investments with a single issuer (excluding U.S. Government Agency securities) exceeding 1.4 percent and 1.3 percent, respectively, of total cash and invested assets.

     The bond portfolio is diversified by industry type. The industries comprising 10 percent or more of the carrying value of the bond portfolio at December 31, 1997 are Financial Services of $133.5 million (12.4 percent), Government and Agencies of $129.8 million (12.1 percent), Energy of $128.3 million (11.9 percent), Non-Government Asset/Mortgage-Backed of $128.3 million (11.9 percent), Public Utilities of $123.8 million (11.5 percent), and Consumer Goods and Services of $112.5 million (10.5 percent). At December 31, 1996, the industries comprising 10 percent or more of the carrying value of the bond portfolio were Government and Agencies of $132.5 million (12.7 percent), Non-Government Asset/Mortgage-Backed of $133.5 million (12.7 percent), Public Utilities of $129.0 million (12.3 percent), Energy of $119.7 million (11.4 percent), and Other Manufacturing of $116.9 million (11.2 percent).

     The Company holds below investment grade bonds of $79.7 million at December 31, 1997. Below, investment grade bonds are defined as those securities rated in categories 3 through 6 by the NAIC, which are approximately equivalent to bonds rated below BBB by rating agencies. These bonds consist mostly of privately issued bonds, which are monitored by the Company through extensive internal analysis of the financial condition of the borrowers, and which include protective debt covenants. Of these bonds, $66.6 million are in category 3, which is considered to be medium quality by the NAIC. At December 31, 1996, the Company's investments in below investment grade bonds were $59.4 million.

     The Company has investments in commercial and agricultural mortgage loans and real estate (including joint ventures). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1997 and 1996 are as follows:

                                                           1997                1996
                                                      ---------------     ---------------
                                                        $         %         $         %
                                                      -----     -----     -----     -----
                                                                ($ IN MILLIONS)
        GEOGRAPHIC REGION
        ------------------------------------------
        West......................................     54.0      32.9      71.3      34.3
        Mountain..................................     41.2      25.1      48.3      23.3
        Northeast.................................     25.3      15.4      25.6      12.3
        Southwest.................................     16.8      10.2      20.9      10.1
        Midwest...................................     14.7       8.9      25.5      12.3
        Southeast.................................     12.4       7.5      16.1       7.7
                                                      -----     -----     -----     -----
                  Total...........................    164.4     100.0     207.7     100.0
                                                      =====     =====     =====     =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1997 are: California, $33.8 million (20.6%); New York, $19.1 million (11.6%); Texas, $16.2 million (9.9%); Arizona, $13.6 million (8.3%); Washington, $11.6 million (7.1%) and Idaho, $10.7 million (6.5%).

                     MONY LIFE INSURANCE COMPANY OF AMERICA

9.  OFF BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK (CONTINUED):
     As of December 31, 1997 and 1996, the real estate and mortgage loan portfolio was also diversified as follows:

                                                            1997                1996
                                                      ----------------    ----------------
                                                        $         %         $         %
                                                      ------    ------    ------    ------
                                                                ($ IN MILLIONS)
        PROPERTY TYPE
        --------------------------------------------
        Agriculture.................................    99.5      60.5     117.8      56.7
        Office Building.............................    24.5      14.9      34.9      16.8
        Hotel.......................................    15.0       9.1      21.5      10.4
        Retail......................................    10.3       6.3      12.3       5.9
        Industrial..................................     7.3       4.5       9.4       4.5
        Other.......................................     4.4       2.6       4.4       2.1
        Apartments..................................     3.4       2.1       7.4       3.6
                                                       -----     -----     -----     -----
                  Total.............................   164.4     100.0     207.7     100.0
                                                       =====     =====     =====     =====

10.  RESERVES:

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities as of December 31, 1997 were as follows:

                                                                         ($ IN MILLIONS)
        Not subject to discretionary withdrawal provision..............     $    77.1
        Subject to discretionary withdrawal -- with adjustment:
             -  at book value less surrender charges of 5% or more.....         180.9
             -  at market value........................................       3,403.3
                                                                             --------
                       Subtotal........................................       3,584.2
        Subject to discretionary withdrawal -- without adjustment:
             -  at book value (minimal or no charge or adjustment).....         475.1
                                                                             --------
                       Total annuity actuarial reserves and deposit
                         liabilities -- gross and net of reinsurance...     $ 4,136.4
                                                                             ========

     The amounts above are included in the Company's statements of admitted assets, liabilities, capital and surplus as life insurance and annuity reserves ($0.7) billion and separate account liabilities ($3.4) billion.

11.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis to MONY and other insurance companies under various reinsurance contracts. The Company's general practice is to retain no more than $0.5 million of risk on any one person. The total amount of reinsured life insurance in force on this basis was $2.7 billion and $2.6 billion at December 31, 1997 and 1996, respectively. Premiums ceded under these contracts were $16.1 million and $14.6 million; benefit payments recovered were $11.6 million and $17.3 million; policy reserve credits recorded were $11.1 million and $10.6 million; and recoverable amounts on paid and unpaid losses were $2.4 million and $3.5 million in 1997 and 1996, respectively.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

12.  FEDERAL INCOME TAXES:

     The Company is included in the consolidated federal income tax return with its parent, MONY, and the parent's non-life subsidiaries. The allocation of federal income taxes is based upon separate return calculations with current credit for net losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany tax balances are settled annually in the fourth quarter.

     The Company's federal income tax returns for years through 1991 have been examined with no proposed material adjustments. In the opinion of management, adequate provision has been made for any additional taxes that may become due with respect to open years.

     Pre-tax operating gains and pre-tax realized gains, as reported in the accompanying statements of operations, differ from taxable income reported for tax purposes. Significant differences include the deferral and amortization of policy acquisition costs for tax purposes, the difference between statutory and tax reserves, depreciation expense and related recapture, capital gains deferred to the IMR, and equity in joint ventures.

13.  COMMITMENTS AND CONTINGENCIES:

     In late 1995 and during 1996, a number of purported class actions were commenced in various state and federal courts against the Company and MONY ("the Companies") alleging that the Companies engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies during the period 1980 to the present. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e. breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). The Companies have answered the complaints in each action (except for one being voluntarily held in abeyance), have denied any wrongdoing, and have asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination, had an ownership interest in a whole or universal life insurance policy issued by the Companies and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Companies filed a motion to dismiss or, alternatively, motion for summary judgment on all counts of the complaint.

     The Massachusetts District Court in the Multidistrict Litigation has entered an order recognizing the Goshen case as the lead case and essentially holding all of the federal cases in abeyance pending the action of the Goshen case. Consequently, all other putative class actions have been either consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Companies' motion for summary judgment and dismissed all claims filed in the Goshen case against the Companies. The order by the New York State Supreme Court has been appealed to the Appellate Division by plaintiffs and all actions before the United States District Court for the District of Massachusetts are still pending.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts. In addition, insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

13.  COMMITMENTS AND CONTINGENCIES (CONTINUED):
     In the opinion of management of the Company, resolution of contingent liabilities arising from litigation, income taxes and other matters will not have a material adverse effect on the Company's statutory surplus or results of operations.

     At December 31, 1997, the Company had a commitment to issue a $1.9 million fixed rate farm loan with an interest rate of 7.8% and a duration of 10 years. There were no outstanding bond commitments as of December 31, 1997.

14.  YEAR 2000:

     The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 problem will not have a material impact on the operations of the Company.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            (AMOUNTS IN $ THOUSANDS)

     The following is a summary of certain financial data from the Company's Annual Statement included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by the Company's actuaries in the determination of reserves:

INVESTMENT INCOME EARNED:
-----------------------------------------------------------------------------------------------------
    U.S. Government bonds............................................................................           387
    Other bonds (unaffiliated).......................................................................        77,378
    Bonds of affiliates..............................................................................           602
    Preferred stocks (unaffiliated)..................................................................             0
    Preferred stocks of affiliates...................................................................             0
    Common stocks (unaffiliated).....................................................................             1
    Common stocks of affiliates......................................................................             0
    Mortgage loans...................................................................................        12,097
    Real estate......................................................................................         8,565
    Premium notes, policy loans and liens............................................................         3,465
    Collateral loans.................................................................................             0
    Cash on hand and on deposit......................................................................           117
    Short-term investments...........................................................................         4,652
    Other invested assets............................................................................           571
    Derivative instruments...........................................................................             0
    Aggregate write-ins for investment income........................................................         1,355
                                                                                                         -----------
        Gross investment income......................................................................       109,190
                                                                                                         ===========
REAL ESTATE OWNED -- BOOK VALUE LESS ENCUMBRANCES....................................................        22,627
MORTGAGE LOANS -- BOOK VALUE:
-----------------------------------------------------------------------------------------------------
    Farm mortgages...................................................................................        99,492
    Residential mortgages............................................................................             0
    Commercial mortgages.............................................................................        35,336
                                                                                                         -----------
        Total mortgage loans.........................................................................       134,828
                                                                                                         ===========
MORTGAGE LOANS BY STANDING -- BOOK VALUE:
-----------------------------------------------------------------------------------------------------
    Good standing....................................................................................       120,120
    Good standing with restructured terms............................................................        14,126
    Interest overdue more than three months, not in foreclosure......................................             0
    Foreclosure in process...........................................................................           582
                                                                                                         -----------
        Total mortgage loans.........................................................................       134,828
                                                                                                         ===========
OTHER LONG TERM ASSETS -- STATEMENT VALUE............................................................        52,824
COLLATERAL LOANS.....................................................................................             0
BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES -- BOOK VALUE:
-----------------------------------------------------------------------------------------------------
    Bonds............................................................................................        16,000
    Preferred Stocks.................................................................................             0
    Common Stocks....................................................................................             0

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            (AMOUNTS IN $ THOUSANDS)

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
-----------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS BY MATURITY -- STATEMENT VALUE:
-----------------------------------------------------------------------------------------------------
    Due within one year or less......................................................................        84,300
    Over 1 year through 5 years......................................................................       573,903
    Over 5 years through 10 years....................................................................       344,927
    Over 10 years through 20 years...................................................................        68,716
    Over 20 years....................................................................................        28,578
                                                                                                         -----------
        Total by Maturity............................................................................     1,100,424
                                                                                                         ===========
BONDS AND SHORT-TERM INVESTMENTS BY MATURITY -- STATEMENT VALUE:
-----------------------------------------------------------------------------------------------------
    Class 1..........................................................................................       579,042
    Class 2..........................................................................................       441,677
    Class 3..........................................................................................        66,571
    Class 4..........................................................................................        12,524
    Class 5..........................................................................................             0
    Class 6..........................................................................................           610
                                                                                                         -----------
        Total by Class...............................................................................     1,100,424
                                                                                                         ===========
TOTAL BONDS AND SHORT-TERM INVESTMENTS -- PUBLICLY TRADED............................................       645,558
TOTAL BONDS AND SHORT-TERM INVESTMENTS -- PRIVATELY PLACED...........................................       454,866
PREFERRED STOCKS -- STATEMENT VALUE..................................................................             0
COMMON STOCKS -- MARKET VALUE........................................................................           981
SHORT-TERM INVESTMENTS -- BOOK VALUE.................................................................        25,700
FINANCIAL OPTIONS OWNED -- STATEMENT VALUE...........................................................             0
FINANCIAL OPTIONS WRITTEN AND IN FORCE -- STATEMENT VALUE............................................             0
FINANCIAL FUTURES CONTRACTS OPEN -- CURRENT PRICE....................................................             0
CASH ON HAND AND ON DEPOSIT..........................................................................        20,256
LIFE INSURANCE IN FORCE:
-----------------------------------------------------------------------------------------------------
    Industrial.......................................................................................             0
    Ordinary.........................................................................................    11,744,853
    Credit Life......................................................................................             0
    Group Life.......................................................................................     1,875,204
AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY POLICIES................................       158,466
LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE:
-----------------------------------------------------------------------------------------------------
    Industrial.......................................................................................             0
    Ordinary.........................................................................................     3,671,469
    Credit Life......................................................................................             0
    Group Life.......................................................................................       199,912
SUPPLEMENTARY CONTRACTS IN FORCE:
-----------------------------------------------------------------------------------------------------
    Ordinary -- Not Involving Life Contingencies
        Amount on Deposit............................................................................        19,131
        Income Payable...............................................................................           969
    Ordinary -- Involving Life Contingencies
        Income Payable...............................................................................         2,996
    Group -- Not Involving Life Contingencies
        Amount on Deposit............................................................................            28
        Income Payable...............................................................................             0
    Group -- Involving Life Contingencies
        Income Payable...............................................................................            15

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            (AMOUNTS IN $ THOUSANDS)

ANNUITIES:
-----------------------------------------------------------------------------------------------------
    Ordinary
-----------------------------------------------------------------------------------------------------
        Immediate -- Amount of Income Payable........................................................             0
        Deferred -- Fully Paid -- Account Balance....................................................             0
        Deferred -- Not Fully Paid -- Account Balance................................................             0
    Group
-----------------------------------------------------------------------------------------------------
        Amount of Income Payable.....................................................................             0
        Fully Paid -- Account Balance................................................................        61,031
        Not Fully Paid -- Account Balance............................................................             0
ACCIDENT AND HEALTH INSURANCE -- PREMIUMS IN FORCE:
-----------------------------------------------------------------------------------------------------
    Ordinary.........................................................................................             0
    Group............................................................................................             0
    Credit...........................................................................................             0
DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
-----------------------------------------------------------------------------------------------------
    Deposit Funds -- Account Balance.................................................................       632,579
    Dividend Accumulations -- Account Balance........................................................             0
CLAIM PAYMENTS 1997:
-----------------------------------------------------------------------------------------------------
    Group Accident and Health -- Year Ended December 31, 1997........................................             0
        1997.........................................................................................             0
        1996.........................................................................................             0
        1995.........................................................................................             0
        1994.........................................................................................             0
        1993.........................................................................................             0
        Prior........................................................................................             0
CLAIM PAYMENTS 1997:
-----------------------------------------------------------------------------------------------------
    Other Accident and Health -- Year Ended December 31, 1997
        1997.........................................................................................             0
        1996.........................................................................................             0
        1995.........................................................................................             0
        1994.........................................................................................             0
        1993.........................................................................................             0
        Prior........................................................................................             0
    Other coverages that use developmental methods to calculate claims reserves -- Year Ended
     December 31, 1997
        1997.........................................................................................             0
        1996.........................................................................................             0
        1995.........................................................................................             0
        1994.........................................................................................             0
        1993.........................................................................................             0
        Prior........................................................................................             0

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) The following Financial Statements are included in this Registration
Statement:

          (1) With respect to MONY America Variable Account A:

             (a) Report of Independent Accountants;


             (b) Statements of assets and liabilities as of December 31, 1997;



             (c) Statements of operations for the year ended December 31, 1997;



             (d) Statements of changes in net assets for the years ended December 31, 1997 and 1996.


          (2) With respect to MONY Life Insurance Company of America:

             (a) Report of Independent Accountants.


             (b) Balance sheets as of December 31, 1997 and 1996.



             (c) Statements of operations for the years ended December 31, 1997 and 1996.



             (d) Statements of capital and surplus for the years ended December 31, 1997 and 1996.



             (e) Statements of cash flows for the years ended December 31, 1997 and 1996.


     (b) EXHIBITS

          (1) Resolutions of Board of Directors of MONY Life Insurance Company of America ("Company") authorizing the establishment of MONY America Variable Account A ("Variable Account"), adopted March 27, 1987, filed as
     Exhibit 1 of Registration Statement Nos. 33-14362 and 811-5166, dated May 18, 1987, is incorporated herein by reference.

          (2) Not applicable.

          (3)(a) Distribution Agreement among MONY Life Insurance Company of America, MONY Securities Corp., and MONY Series Fund, Inc., filed as
     Exhibit 3(a) of Post-Effective Amendment No. 3, dated February 28, 1991, to Registration Statement No. 33-20453, is incorporated herein by reference.

          (b) Specimen Agreement with Registered Representatives, filed as
     Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement Nos. 33-37722 and 811-6216, is incorporated herein by reference.

          (c) Specimen Agreement (Career Contract) between the Company and selling agents (with Commission Schedule), filed as Exhibit 3(c) of Pre-Effective Amendment No. 1, dated October 26, 1987, to Registration Statement Nos. 33-14362 and 811-5166, is incorporated herein by reference.

          (4) Proposed forms of Flexible Payment Variable Annuity Contracts, filed as Exhibit 4 of Registration Statement No. 33-20453, is incorporated herein by reference.

          (5) Proposed form of Application for Flexible Payment Variable Annuity Contract, filed as Exhibit 4 of Registration Statement No. 33-20453, is incorporated herein by reference.

          (6) Articles of Incorporation and By-Laws of the Company, filed as Exhibits 6(a) and 6(b), respectively, of Registration Statement No. 33-13183, dated April 6, 1987, is incorporated herein by reference.

          (7) Not applicable.

          (8) Not applicable.

          (9) Opinion and Consent of Willard G. Eldred, Esq., as to the legality of the securities being registered, filed as Exhibit 9 of Pre-Effective Amendment No. 1, dated July 13, 1988, to Registration Statement No. 33-20453, is incorporated herein by reference.

          (10) Consent of Coopers & Lybrand L.L.P., Independent Accountants for MONY America Variable Account A and MONY Life Insurance Company of America.

          (11) Not applicable.

          (12) Not applicable.

          (13) Calculation of Performance Data.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


                    NAME                            POSITION AND OFFICES WITH DEPOSITOR
---------------------------------------------  ---------------------------------------------
Michael I. Roth..............................  Director, Chairman and Chief Executive
                                               Officer
Samuel J. Foti...............................  Director, President and Chief Operating
                                               Officer
Richard E. Connors...........................  Director
Sam Chiodo...................................  Vice President
Larry Cohen..................................  Assistant Treasurer
Richard Daddario.............................  Director, Vice President, and Controller
Philip Eisenberg.............................  Vice President and Actuary
Margaret G. Gale.............................  Director and Vice President
William D. Goodwin...........................  Vice President
Stephen J. Hall..............................  Director
Edward E. Hill...............................  Vice President-Compliance Officer
Charles P. Leone.............................  Director, Vice President and Chief Compliance
                                               Officer
Kenneth M. Levine............................  Director and Executive Vice President
Evelyn L. Peos...............................  Vice President
Jacob Poleyeff...............................  Vice President -- Agency Operations
Michael Slipowitz............................  Vice President
David S. Waldman.............................  Secretary
David V. Weigel..............................  Treasurer


     The business address for all officers and directors of MONY America is 1740 Broadway, New York, New York 10019.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY").

     The following is a diagram showing all corporations directly or indirectly controlled by or under common control with MONY Life Insurance Company of America, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940) of MONY.

                   ANNUAL STATEMENT FOR THE YEAR 1997 OF THE
                   MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

              INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS
                          OF THE HOLDING COMPANY GROUP

                         PART 1 - ORGANIZATIONAL CHART

ITEM 27.  NUMBER OF CONTRACT OWNERS:


     As of December 31, 1997 MONY America Variable Account A had 95,307 owners of Contracts.


ITEM 28.  INDEMNIFICATION

     The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

     SECTION 1. The Corporation shall indemnify any existing or former director, officer, employee or agent of the Corporation against all expenses incurred by them and each of them which may arise or be incurred, rendered or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the Corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court, all subject and pursuant to the provisions of the Articles of Incorporation of this Corporation.

     SECTION 2. The indemnification provided in this By-Law shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) MONY Securities Corp. ("MSC") is the principal underwriter of the Registrant and the Fund. The Mutual Life Insurance Company of New York ("MONY") also acts as sub-investment adviser to the Fund through a services agreement.

     (b) The names, titles, and principal business addresses of the officers of MONY and MSC are listed on Schedules A and D of the respective Forms ADV for MONY (Registration No. 801-13564), as filed with the Commission on December 20, 1977 and as amended, and on Schedule A of Form BD for MSC (Registration No. 8-15289) as filed with the Commission on November 23, 1969 and as amended and on the individual officer's Form U-4, the texts of which are hereby incorporated by reference.

     (c) The following table sets forth commissions and other compensation received by each principal underwriter, directly or indirectly, from MONY America Variable Account A during fiscal year 1996 and 1995:


                                           NET
                                      UNDERWRITING
                                      DISCOUNTS AND     COMPENSATION        BROKERAGE           OTHER
              NAME OF                  COMMISSIONS      ON REDEMPTION      COMMISSIONS      COMPENSATION
             PRINCIPAL                -------------     -------------     -------------     -------------
            UNDERWRITER               1996     1997     1996     1997     1996     1997     1996     1997
------------------------------------  ----     ----     ----     ----     ----     ----     ----     ----
MONY Securities Corp................    0        0        0        0        0        0        0        0


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by MONY Life Insurance Company of America, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202.


ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MONY America Variable Account A, has duly caused this Post-Effective Amendment No. 20 to this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and the State of New York, on this 2nd day of March, 1998.


                                          MONY America Variable Account A
                                          (Registrant)

                                          MONY Life Insurance Company of America
                                          (Depositor)

                                          By:      /s/ MICHAEL I. ROTH
                                            ------------------------------------
                                                 Michael I. Roth, Director
                                               Chairman and Chief Executive
                                                 Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                       SIGNATURE                                                            DATE
                       ---------                                                            ----
                  /s/ MICHAEL I. ROTH                                                     March 2, 1998
--------------------------------------------------------
                    Michael I. Roth
       Director, Chairman of the Board, and Chief
                   Executive Officer

                   /s/ SAMUEL J. FOTI                                                     March 2, 1998
--------------------------------------------------------
                     Samuel J. Foti
             Director, President, and Chief
                   Operating Officer

                  /s/ RICHARD DADDARIO                                                    March 2, 1998
--------------------------------------------------------
                    Richard Daddario
        Director, Vice President, and Controller
     (Principal, Financial, and Accounting Officer)

                  /s/ CHARLES P. LEONE                                                    March 2, 1998
--------------------------------------------------------
                    Charles P. Leone
          Director, Vice President, and Chief
                   Compliance Officer

                 /s/ KENNETH M. LEVINE                                                    March 2, 1998
--------------------------------------------------------
                   Kenneth M. Levine
         Director and Executive Vice President

                       SIGNATURE                                                            DATE
                       ---------                                                            ----
                  /s/ MARGARET G. GALE                                                    March 2, 1998
--------------------------------------------------------
                    Margaret G. Gale
              Director and Vice President

                 /s/ RICHARD E. CONNORS                                                   March 2, 1998
--------------------------------------------------------
                   Richard E. Connors
                        Director

                  /s/ STEPHEN J. HALL                                                     March 2, 1998
--------------------------------------------------------
                    Stephen J. Hall
                        Director

                                 EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
-----------   ------------------------------------------------------------
  (10)        Consent of Coopers & Lybrand L.L.P., Independent Accountants
  (13)        Calculation of Performance Data
  (27)        Financial Data Schedule